Exhibit 10.149

2001

HNI

PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

NORTHWEST ORANGE COUNTY
MEDICAL GROUP

1 Year Agreement

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS:

RECITALS

DEFINITIONS

REPRESENTATIONS AND DUTIES OF PPG

DUTIES OF HNI

COMPENSATION

DELEGATION

TERM AND TERMINATION

RECORDS, AUDITS AND REGULATORY REQUIREMENTS

GENERAL PROVISIONS

ADDENDUM A
Benefit Programs
Affiliates
Main/Satellite Offices

ADDENDUM B	COMMERCIAL HMO AND POS
A.	General Reimbursement Provisions
B.	Standard HMO
C.	Small Group HMO
D.	Individual HMO
E.	Access for Infants and Mothers
F.	Medicare Supplement
G.	Commercial POS
H.	QCIP
I.	Pharmacy Shared Risk Program

ADDENDUM B.1	AGE, SEX AND BENEFIT PLAN FACTORS

ADDENDUM B.2	COMMERCIAL HMO and POS DIVISION OF FINANCIAL FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM C	MEDICARE HMO AND POS

ADDENDUM D	PPO, EPO AND POS

A.	Benefit Program Requirements
B.	POS Benefit Programs
C.	Medicare Select Benefit Program

ADDENDUM E	FEE FOR SERVICE COMPENSATION SCHEDULE

ADDENDUM F	MEDI-CAL BENEFIT PROGRAM

ADDENDUM G	CHAMPUS/TRICARE
A.	Definitions
B.	Programs and Regulations
C.	Other Governmental Programs
D.	Provider Obligations
E.	CHAMPUS PRIME and EXTRA Benefit Programs and Compensation

ADDENDUM H	WORKERS COMPENSATION BENEFIT PROGRAM

PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

This Participating Physician Group Provider Services Agreement (“Agreement”) is made and entered into by and between the Health Net, Inc. Affiliate(s) (“HNI”) identified in Addendum A to this Agreement and Northwest Orange County Medical Group, a Participating Physician Group (“PPG”), to be effective June 1, 2001.

RECITALS

A.                                   PPG is a medical group or individual practice association that provides or arranges for the provision of professional health care services, supplies, products or related services.

B.                                     HNI is one or more corporations that have the legal authority to enter into this Agreement, and to perform the obligations of HNI hereunder with respect to the Benefit Programs identified on Addendum A.

C.                                     HNI desires to enter into this Agreement to arrange for PPG to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

D.                                    PPG desires to enter into this Agreement to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows:

1.                                      DEFINITIONS

Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

1.1                               Affiliate.  An entity in which Health Net, Inc., a Delaware corporation, owns 51% or more of the voting stock, or which is managed by HNI or a HNI subsidiary.  The Affiliates provide, arrange for, or administer one or more Benefit Programs covered under this Agreement.

1.2                               Benefit Program.  HNI’ obligation to pay for, provide, arrange or administer Covered Services, provider networks, administrative or other related services pursuant to a written agreement between an employer or other entity or an individual and HNI.  The Benefit Programs covered under this Agreement are listed on Addendum A.

1.3                               Capitation.  The compensation paid per Member per month (“PMPM”) for each HMO Member who has selected or been assigned to PPG.

1.4                               Commercial HMO Member. A HMO Member whose premium is fully paid and enrolled in a commercial Benefit Program, including 1) a Benefit Program offered to an employer other than a small group employer (“Standard HMO Member”), 2) a Benefit Program offered to a small group employer as defined in Section 1357(1) of the California Health and Safety Code (“Small Group HMO Member”), 3) a Benefit Program offered to individuals (“Individual HMO Member”), 4) a Benefit Program offered to an individual participating in the Access for Infants and Mothers Program (“AIM Member”), 5) a Benefit Program which is fully or partially self-funded (“Flexible Funded HMO Member”), or 6) a Benefit Program offered to Members with primary coverage through Medicare and health care coverage under an HMO or POS Plan (“Medicare Supplement Member”).

1.5                               Contracted Services.  Those Medically Necessary Covered Services to be rendered by PPG to a Member in accordance with this Agreement.

1.6                               Coordination of Benefits.  The allocation of financial responsibility between two or more payors of health care services, each with a legal duty to pay for or provide Covered Services to a Member at the same time.

1.7                               Copayment.  That portion of the cost of Covered Services that a Member is obligated to pay under a particular Benefit Program, including deductibles and coinsurance.

1.8                               Coverage Certificate or Certificate.  The document which describes the benefits available to a Member in connection with a Benefit Program.

1.9                               Covered Services.  The health care services, products, supplies or related services that are covered under an applicable Benefit Program.

1.10                        Emergency.  A medical condition manifesting itself by acute symptoms of sufficient severity such that a prudent layperson who possesses average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (i) placing the individual in serious jeopardy (and in the case of a pregnant woman, her health or that of her unborn child); (ii) serious impairment to bodily functions; or (iii) serious dysfunction of any bodily organ or part.  HNI shall have the final authority in decisions regarding emergencies and emergency services.

1.11                        HMO Member.  A person who is eligible to receive Covered Services under those Benefit Programs offered by an Affiliate which is a health care service plan licensed under the Knox Keene Act, and whose premium has been fully paid.  An HMO Member shall be a person enrolled in a Medicare Benefit Program as set forth in Addendum C (“Medicare HMO Member”), a person enrolled in a Medicaid Benefit Program as set forth in Addendum F (“Medi-Cal HMO Member”) or a person enrolled in a commercial Benefit Program as set forth in Addendum B (“Commercial HMO Member”).

1.12                        Insured Services.  Contracted Services that are arranged or provided and paid for by PPG but which are reimbursable by HNI in addition to the Capitation paid.  Such Insured Services are set forth in the applicable Addendum.

1.13                        Interim Period.  The six-month period, January 1” through June 30th, used for the purpose of calculating an interim settlement.

1.14                        Medically Necessary.  Those Covered Services which, under the provision of this Agreement, are determined to be:

(a)                                  Appropriate and necessary for the symptoms, diagnosis or treatment of a condition, illness or injury; and

(b)                                 Provided for the diagnosis or the direct care and treatment of a medical condition,

illness or injury; and

(c)                                  Within the standards of good medical practice within the organized medical community; and

(d)                                 Not primarily for the convenience of the Member, or the Member’s physician or other Provider; and

(e)                                  The most appropriate supply or level of service, including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member, which can safely be provided to the Member.  For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting such as a sub-acute unit or skilled nursing facility.

Notwithstanding the above, Medically Necessary services for HMO Members shall not differ from that defined in the Coverage Certificate document approved by the Department of Corporation.

1.15                        Member.  (Beneficiary) A person who is eligible to receive Covered Services under a Benefit Program included in this Agreement by virtue of completing the required enrollment process and whose premium has been fully paid.  Member shall include HMO Member.

1.16                        Member Physician.  A physician who practices medicine in the capacity of a shareholder, partner, employee, subcontractor, locum tenens or associate of PPG.

1.17                        Operations Manual.  All Operations Manuals, including medical policy manuals, issued by HNI, as updated from time to time, which are incorporated in this Agreement by this reference.  PPG agrees to be contractually bound to comply with the Operations Manual, including the medical policy manuals, and any updates or revisions to such, to be issued to PPG.  In the event that any provision in an Operations Manual or any updates thereto are clearly inconsistent with the terms of this Agreement as amended, the terms of this Agreement shall prevail.

1.18                        Participating Provider.  A hospital, physician, physician organization, Participating Physician Group, Member Physician, other health care practitioner or other organization which has a direct or indirect contractual relationship with HNI or another Participating Provider to provide Covered Services to Members.  In the event PPG contracts with a health care provider to render Covered Services under this Agreement, such provider is a Participating Provider.

1.19                        Payor.  A public or private entity contracted with HNI which funds, insures or is responsible for paying Participating Providers for Covered Services rendered to Members pursuant to the terms of this Agreement and as stipulated on the Member’s identification card.

1.20                        Pharmacy Budget.  The amount allocated per eligible Member per month (“PEMPM”) for the cost of contracted pharmaceutical benefits established by HNI as set forth in the applicable Addendum.

1.21                        PPG Capitated Services.  Contracted Services as described in an Addendum to this Agreement for which PPG has accepted Capitation under the applicable Benefit Programs to which the Addendum applies.

1.22                        Preventive Care.  Preventive Care is care which attempts to remove or reduce disease risk factors and promotes early detection of disease or precursor states.

1.23                        Primary Care Physician (PCP).  A Member Physician who is responsible for providing and/or coordinating the delivery of Covered Services to an HMO Member pursuant to the applicable Benefit Program.  Primary Care Physicians include general practitioners, family practitioners, internists, pediatricians, obstetrician/gynecologists and other specialists, if approved by HNI.

1.24                        Prior Authorization.  The written approval by HNI, Payor, PPG, or other permitted entity, prior to admitting a Member to a hospital or a skilled nursing facility, or to providing certain other Covered Services to a Member, which approval is required under the Utilization Management Program of the applicable Benefit Program as described in the Operations Manual.

1.25                        Quality Improvement Program.  A program to meet HNI standards, approved by HNI, and designed to assure the provision of quality medical services, as described more fully in the Operations Manual.

1.26                        Reconciliation Period. The 12-month period, January 1st through December 31st, used for the purpose of calculating Shared Risk and Pharmacy Budget surpluses or deficits.  The first Reconciliation Period shall be the period beginning on the date that HMO Members are first assigned to PPG under this Agreement through December 31st of that calendar year.

1.27                        Service Area.  The geographic area in the continental United States within a 30-air mile radius of an HMO Member’s PCP’s office location for the purpose of determining in-area versus out-of-area services for such Member as set forth in the Operations Manual.

1.28                        Shared Risk Budget.  The amount allocated per Member per month (“PMPM”) for the cost of Shared Risk Services established by HNI as set forth in the applicable Addendum.

1.29                        Shared Risk Claims.  Shared Risk Claims shall include all claims for Shared Risk Services including amounts for out of area services as set forth in the applicable Addendum minus those amounts in excess of the Shared Risk Reinsurance threshold which are payable under such program as set forth in the applicable Addendum and minus any amounts received from third parties, including but not limited to, Coordination of Benefits, workers’ compensation and Copayments.

1.30                        Shared Risk Reinsurance.  The program through which the PPG’s risk for Shared Risk Claims shall be limited per assigned HMO Member in a Reconciliation Period.

1.31                        Shared Risk Services.  The Covered Services set forth in the attached matrix under the heading “Shared Risk Services”.

1.32                        State.  The State of California.

1.33                        Surcharge.  An additional fee which is charged to a Member for a Covered Service, but which is not approved by the applicable State and federal regulatory authority, and is neither disclosed nor provided for in a Coverage Certificate.

1.34                        Urgently Needed Services.  Covered Services required in order to prevent a serious deterioration of an HMO Member’s health that results from an unforeseen illness or injury if (i) such Member is temporarily absent from the Service Area and (ii) receipt of the health care service cannot be delayed until the Member’s return to the Service Area.

1.35                        Utilization/Care Management Program.  A program that meets HNI’ standards and is approved by HNI and designed to review and manage the utilization of Covered Services, as described more fully in the Operations Manual.

II.                                     REPRESENTATIONS AND DUTIES OF PPG

2.1                               Representations of PPG.

(a)                                  PPG warrants that it has the authority to contract on behalf of its Member Physicians and to bind them to all of the terms and provisions of this Agreement.  PPG will notify Member Physicians of their rights and duties under this Agreement, and of all amendments and modifications thereto.

(b)                                 PPG shall provide HNI, upon request, with its written applicable policies and procedures and its bylaws and articles of incorporation and any modifications thereto.

(c)                                  PPG represents that the terms of this Agreement do not conflict with the terms of its agreements with Participating Providers.  PPG further represents that the terms of this Agreement shall apply in any situation where there is an inconsistency or conflict with the terms of any agreement between the Participating Provider and PPG or with respect to any matter which is not addressed in any such agreement between the Participating Provider and PPG.  PPG shall be responsible to HNI for any such inconsistency or conflict in terms.  This provision shall supersede any similar provision in any agreement between PPG and a Participating Provider.

2.2                               PPG Network.  PPG shall provide HNI with a list of the names, practice locations, federal tax identification numbers, professional practice name, the business hours and any additional information as required in the Operations Manual for all Member Physicians and Participating Providers that contract with PPG in a format acceptable to HNI.  If more than one such provider uses the same federal tax identification number, PPG shall include the professional practice name registered with such number.  HNI shall notify PPG of all such Member Physicians and Participating Providers approved by HNI.  PPG shall provide HNI with at least a monthly list of additions, deletions and address changes to such list and a complete listing annually.

PPG shall take all reasonable and prudent steps to ensure that all Participating Providers provide adequate personnel and facilities in order to perform the duties and responsibilities associated with the proper administration of this Agreement, including but not limited to, ensuring that all facilities utilized by Participating Providers shall satisfy the standards for licensure and certification, if applicable, by the appropriate governmental licensing agency as well as applicable State and federal law.  The Participating Provider assumes the responsibility for supervision of all personnel associated with the Participating Provider.

2.3                               PPG Contracts.  PPG shall not contract for the performance of services under this Agreement without the consent of HNI.  Upon entering into any arrangements with a Participating Provider as may be necessary to fulfill PPG’s obligations to provide or arrange for the provision of Contracted Services and Covered Services under this Agreement, PPG shall obtain written contracts with such providers which include the following requirements:

(a)                                  Secure adherence by Participating Providers to all the obligations of this Agreement which affect Participating Providers, including but not limited to:

(1)                                  Accepting Members upon referral from Member Physicians.

(2)                                  Collecting any Copayments due from Member and accepting payment from PPG as payment-in-full for Contracted Services rendered to Members referred to them, except for authorized Copayments, and agree not to bill HNI or Members and shall hold them harmless for such services regardless of whether or not payment is received from PPG or HNI.

(3)                                  Hospitalizing Members in accordance with the applicable Benefit Program and the Operations Manual.

(4)                                  Conforming to the drug dispensing guidelines set forth in the Operations Manual or HNI’ drug formulary.

(5)                                  Maintaining in force adequate professional liability insurance as set forth in this Agreement and in the Operations Manual.

(6)                                  Conforming to all State, federal and other government requirements regarding retention of and access to records, and submission of reports.

(7)                                  Maintaining offices in a condition which conforms to HNI’ standards for safety, appearance and accessibility of services.

(8)                                  Accepting all HMO Members when selected, assigned or transferred to PPG, provided PPG and its Participating Providers have capacity to provide Contracted Services under this Agreement and PPG and Member Physicians continue to accept new patients from any other health care service plan.

(9)                                  Conforming to HNI’ processing of retroactive eligibility changes as set forth in this Agreement.

(10)                            Conforming with HNI’ guidelines for rapid medical records review, response and resolution of Member complaints.

(b)                                 No agreement between PPG and a Participating Provider shall contain any incentive plan that includes a specific payment made, in any type or form, as an inducement to deny, reduce, or limit Covered Services to a Member.  PPG shall comply and shall cause its Participating Providers to comply with State and federal law regarding physician incentives and stop loss insurance requirements, where applicable.  PPG shall furnish HNI with all PPG’s contracting templates for HNI’ review upon request and at such time templates are changed.  Every PPG contract shall provide that it is terminable with respect to Members by PPG upon HNI’ request.  PPG shall furnish HNI with copies of any amendments to a contract with a Participating Provider within ten (10) days of execution.  In addition, any agreement or amendment between PPG and a Member Physician shall not restrict the rights and obligations of Member Physician to communicate freely with Members regarding their medical condition and treatment alternatives including medication treatment options, regardless of benefit coverage limitations.  In the event PPG enters into a contract with a Participating Provider, PPG will provide HNI with documentation thereof as set forth in the Operations Manual.

(c)                                  PPG shall assure through written communication that all Member Physicians are aware of the appeals process regarding any decision, policy, or practice of HNI or PPG which Member Physician believes is not consistent with the provision of quality medical care to Members.

(d)                                 As requested or required by HNI, PPG shall maintain and make available to HNI, the California Department of Health Services (“DHS”), the California Department of Corporations (“DOC”), the U.S.  Department of Justice (“DOJ”), the U.S. Department of Defense (“DOD”), the U.S. Department of Health

and Human Services (“DHHS”) and any other regulatory agency having jurisdiction over HNI, copies of PPG’s policies and procedures and all Participating Provider subcontracts and any amendments thereto.

(e)                                  To the extent that a PPG maintains economic profiles, as defined in Health and Safety Code Section 1367.02 (d), of its contracting Member Physicians, it shall, upon request, provide a copy of the individual economic profiling information to the Member Physicians who are profiled.  Such profiling information shall be provided to a Member Physician upon request until sixty days after the date the contract between the PPG and such Member Physician terminates.

2.4                               Member Physician Selection.  PPG shall be responsible for the selection of Member Physicians, or other providers who provide Covered Services to Members.  Selection of Member Physicians shall be made by PPG with reference to reasonable requirements and PPG procedures.  PPG shall assist each HMO Member in selecting a PCP when necessary.

PPG agrees to select Member Physician(s) to function in a liaison capacity with HNI and serve, if requested, on Quality Committees or any specified committee established by HNI.

In the event PPG adds new or satellite facilities, except by acquisition or merger, or a new Member Physician(s), PPG shall notify HNI in writing as soon as possible but at least sixty (60) days before such addition is effective with HNI.  PPG acknowledges and agrees that HNI shall have the right to determine whether the new or satellite facilities or the new Member Physician(s) are acceptable to HNI.  PPG agrees that no new satellite facility shall be added, or new Member Physician shall be allowed to render Covered Services under this Agreement, until HNI has approved such facility or Member Physician.  PPG understands and agrees that if satellite does not meet HNI’s standards, HNI may deny participation.  HNI shall not unreasonably deny the approval of new Member Physicians when credentialing standards are met.  HNI shall be free to deny participation under this Agreement to any new or satellite facilities without any obligation to:

(a)                                  state a cause or provide an explanation for denying such addition, or

(b)                                 provide the PPG with any right to appeal or any other due process.  PPG agrees that HNI’ decision regarding the foregoing shall be final and binding.

PPG further understands and agrees that HNI may deny participation under this Agreement to any new Member Physician(s).  HNI shall afford Member Physician such rights to appeal and due process, if any, as required by State and federal law.

2.5                               Member Physician Termination.  Whenever possible, PPG shall notify HNI in writing at least sixty (60) days prior to any action by PPG to terminate a Member Physician’s agreement with PPG, or if Member Physician decides to close his or her medical practice or refuse to accept any additional Members.  When sixty (60) days prior written notice is not possible, PPG shall provide as much advance notice as possible.  PPG shall immediately notify HNI whenever a Member Physician fails to renew his or her agreement with PPG, whenever PPG has reason to believe a Member Physician will fail to renew his or her agreement with PPG, and whenever PPG knows of an occurrence giving rise to an immediate termination of a Member Physician by PPG.  In the event of a Member Physician termination, PPG shall ensure that there is sufficient capacity in the network to meet the access standards as set forth in the Operations Manual.

HNI may request and PPG shall terminate any Member Physician from participation under this Agreement, at any time, upon at least thirty (30) days prior written notice from HNI with an explanation of HNIs decision to PPG; provided, however, that no such termination shall be because a Member Physician is advocating on behalf of a Member for health care services.  Notwithstanding the foregoing, if a Member Physician is found guilty of a criminal offense, is barred or sanctioned from participation under the Medicare program, or if HNI makes a determination, at its sole discretion, that treatment by a Member Physician may jeopardize the health and safety of any Member, PPG, upon HNI’ request, shall immediately terminate such Member Physician from participation under this Agreement.

2.6                               Eligibility.  Except in an Emergency, PPG shall verify the eligibility of Members before providing Contracted Services.  HNI shall make a good faith effort to confirm the eligibility of any Member.  When PPG has not made reasonable efforts to verify eligibility, PPG shall not hold HNI financially responsible for Covered Services rendered to any person who was not eligible for HNI benefits as determined by HNI, except as set forth in Section 4.4 of this Agreement.  Reasonable efforts to verify eligibility shall be considered to include reviewing the most current eligibility list and comparing it to the member’s ID card.

2.7                               Performance Standards.  PPG shall comply with the performance standards and indicators set forth in the Operations Manual.  These standards and indicators shall be monitored by PPG on an ongoing basis using mutually agreeable measurements, and shall be reported to HNI on a regular basis as set forth in the Operations Manual.  HNI shall have the right, upon advance written notice, to audit PPG’s reported performance.

2.8                               Provision of Services.  PPG agrees to render, and to ensure that Participating Providers render, Covered Services to Members in accordance with:

(a)                                  The terms and conditions of this Agreement, and all laws, rules and regulations applicable to PPG, HNI, and Payors;

(b)                                 The Utilization/Care Management Program, the Quality Improvement Program, the applicable Benefit Programs, the Member’s Coverage Certificate and the Operations Manual;

(c)                                  The performance standards and indicators that are established by HNI including, but not limited to, waiting periods for appointments, waiting periods in a Member Physician’s office and processing of prior authorizations;

(d)                                 The drug dispensing guidelines set forth in HNI’ drug formulary and the Operations Manual;

(e)                                  The termination procedures outlined in the Operations Manual when requesting termination of a Member.  PPG shall not request, demand, or require or otherwise seek, directly or indirectly, the removal of any Member based on that Member’s need for, or utilization of, Covered Services;

(f)                                    The Member selection or assignment provisions of this Agreement.  PPG agrees to accept any and all Members who select or are assigned to PPG.  PPG and Member Physicians shall maintain a professional relationship with each Member to whom PPG or Member Physician renders Contracted Services, and shall be solely responsible to such Member for such services; and

(g)                                 The eligibility verification and notification procedures as set forth in the Operations Manual.

2.9                               Offices and Hours.  Member Physician shall maintain offices, equipment, and personnel as may be necessary to provide Contracted Services under this Agreement, in accordance with State law and as reasonably requested by HNI.  Member Physician shall provide Contracted Services under this Agreement during normal business hours, and shall be available to Members by telephone twenty-four (24) hours a day, seven (7) days a week on an Emergency basis and for consultation.

2.10                        Coverage.  In the event of a Member Physician’s illness, vacation or other absence from his or her practice, PPG shall arrange for coverage and shall make best efforts to ensure that such coverage shall be by a Participating Provider.

2.11                        Non-Discrimination.  PPG and Member Physicians shall not discriminate against any Member in the provision of Covered Services hereunder, on any basis including age, sex, marital status, sexual orientation, race, color, religion, ancestry, national origin, disability, handicap, health status, source of payment, utilization of medical or mental health services or supplies, or other unlawful basis including without limitation, the filing by such Member of any complaint, grievance, appeal, or legal action against PPG.  PPG and Member Physicians shall provide Covered Services in the same manner, and with the same availability, as services are rendered to its other patients.

During the term of this Agreement, Provider and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical disability, mental disability, medical condition, marital status, age (over 40) or sex.  Provider and its subcontractors also shall ensure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination.  Provider and its subcontractors shall comply with the provisions of the Fair Employment & Housing Act (California Government Code, Section 12990 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.).  The applicable regulations of the Fair Employment & Housing Commission implementing Government Code, Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this Agreement by reference and made a part hereof as if set forth in full.  Provider and its subcontractors shall meet the requirements of all other laws and regulation, including Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the Americans with Disabilities Act, and all other laws applicable to recipients of Federal funds.  Provider and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreements.

2.12                        Utilization/Care Management Program.  PPG and Member Physicians agree to participate in and cooperate fully with the provisions and all decisions rendered in connection with HNI’ Utilization/Care Management Program.  PPG and Member Physician agrees to render Covered Services at the most appropriate level of service (including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member) which can safely be provided to the Member.  For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting.  PPG and Member Physicians also agree to provide such records and other information as may be required or requested under such Utilization/Care Management Program as set forth in the Operations Manual.  HNI may, at its sole discretion, delegate certain Utilization/Care Management Program activities.  If so determined qualified and delegated by HNI, the obligations of PPG for delegation shall be as set forth herein.

2.13                        Prior Authorization and Referrals.  PPG and Member Physicians agree to comply with prior authorization and referral processes as required by the particular Benefit Program or Utilization/Care Management Program as set forth in the Operations Manual.  In the event PPG agrees to participate in a program offered by another health plan, preferred provider organization, managed care organization, or insurer which includes an expedited process for referrals or authorizations, PPG agrees to participate in and offer the same access for HNI Members for any such program offered by HNI.

Prior authorizations or referrals may be issued by HNI, PPG, a Participating Provider, or Member Physician in accordance with the applicable Benefit Program.  For non-emergent services, PPG or Participating

Provider agrees to obtain prior authorization or a referral before providing or ordering Covered Services if required by the applicable Benefit Program.  In an Emergency, PPG agrees to attempt to obtain prior authorization or a referral, by telephone if necessary, before providing or ordering Covered Services.  If prior authorization or a referral cannot be obtained in an Emergency, PPG agrees to notify HNI and the appropriate Participating Provider, as soon as possible, but no later than twenty-four (24) hours after admission.  In the event PPG fails to obtain an authorization or a referral, PPG agrees not to seek payment from HNI or a Payor for Contracted Services rendered to a Member unless prior authorization or a referral was obtained.

2.14                        Notification of Institutional Services.  PPG shall notify HNI prior to or at the time of each admission of a Member to a hospital or skilled nursing facility whose admission is the financial responsibility of HNI.  In the event of an Emergency admission, PPG shall notify HNI regarding such Member within twenty-four (24) hours.

2.15                        Participating Providers.  Except in an Emergency or as otherwise required by law, PPG shall refer Members only to Participating Providers for Covered Services unless such services are not reasonably available from Participating Provider.  In the event PPG or a Member Physician refers a Member to a non-Participating Provider, PPG agrees to be responsible for payment of claims incurred for the Covered Services rendered by such non-Participating Provider, and PPG agrees to hold harmless the Member for such claims.

If HNI is obligated to pay for services which HNI determines are the financial responsibility of PPG or which it would not otherwise be obligated to pay, HNI shall have the right to deduct the cost of such services from any amounts due to PPG.  HNI agrees not to deduct any amount as set forth in this Section without first giving PPG fifteen (15) days prior written notice during which time PPG shall have the opportunity to show cause why such amount should not be deducted by HNI.

2.16                        Catastrophic Cases.  PPG shall actively participate with HNI in managing Members with potentially catastrophic medical conditions including, but not limited to, Acquired Immune Deficiency Syndrome (AIDS) cases, organ transplantation, infants requiring intensive care, and burn cases.  Such participation includes, but is not limited to, prompt notification to HNI of all known or suspected catastrophic cases, obtaining prior authorization from HNI for organ transplantation evaluations and organ transplantations, and utilizing regional centers designated by HNI for the purpose of delivering specialized care.  PPG shall abide by the policies and procedures for catastrophic case management as set forth in the Operations Manual.

2.17                        Quality Improvement Program.  PPG agrees to participate in and cooperate fully with the applicable Quality Improvement Program and to comply with decisions rendered by HNI in connection with a Quality Improvement Program.  The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program.  PPG also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set (HEDIS), or its successor.  In the event that PPG’s performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program, HNI shall give written notice to PPG to correct the specified deficiencies within the time period specified in the notice.  PPG shall correct such deficiencies within that time period.

2.18                        Preventive Care and Health Education.  PPG shall provide quality health promotion and disease prevention programs to Members in a manner which meets specified criteria outlined in the Operations Manual.  Such program shall (a) stress healthy lifestyles to minimize health risk factors and maximize health potential; (b) focus on patient education as a part of the medical treatment plan directed by physicians; (c)

utilize an integrated and systematic approach to planning, implementing, and evaluating programs including a physician advisory committee and data collection of program usage and results; and, (d) delegate responsibility for the program to an interested and qualified health care professional who will coordinate the program for the PPG and act as liaison to HNI.

2.19                        Member Grievance and Appeal Procedure.  PPG shall participate in and be bound by the applicable Benefit Program, Member’s Certificate and the applicable Member grievance and appeal procedure, as set forth in the Operations Manual.

2.20                        Credentialing of PPG and/or Participating Providers.  PPG shall submit to HNI the Credentials Application, as set forth in the Operations Manual.  Such application shall be completed on behalf of PPG, and/or on behalf of each Participating Provider rendering Covered Services under this Agreement.  The submitted Credentials Application is construed to be a part of this Agreement.  If so permitted by State law, and required and delegated by HNI, the obligations of PPG in Article V also shall apply.  PPG represents and warrants that each Member Physician meets the credentialing and recredentialing standards adopted by HNI set forth in the Operations Manual and that PPG shall perform credentialing and recredentialing functions in accordance with the Operations Manual.

2.21                        Notice of Adverse Action.  PPG shall notify HNI in writing, within five (5) days of receiving any notice of any complaint, grievance, appeal, or adverse action, including, without limitation, (i) any action against any license, certification under Title XVIII or Title XIX or other applicable statute of the Social Security Act or other State law, or DEA narcotic registration certificate; (ii) any action which results in the filing of a report on a Member Physician under California Business & Professions Code Section 805; (iii) any action by an insurance carrier indicating that such carrier will cancel or not renew the insurance coverage required to be carried by a Member Physician as specified in this Agreement; (iv) any malpractice litigation or settlement involving a Member Physician; and (v) any other event, occurrence or situation which might materially interfere with, modify or alter performance of any of PPG’s duties or obligations under this Agreement.  PPG shall maintain a written record of any Member complaint and provide such record to HNI promptly upon request.

2.22                        Insurance.  PPG shall maintain appropriate insurance programs or policies as follows and in accordance with the Operations Manual:

(a)                                  PPG agrees to maintain professional liability insurance and managed care errors and omissions insurance, or other risk protection program, in the amounts required by law but no less than One Million Dollars ($1,000,000.00) per claim and Three Million Dollars ($3,000,000.00) annual aggregate and, where possible, shall name HNI as an additional insured.  Notification to HNI by PPG of cancellation or material modification of the risk protection program shall be made to HNI at least thirty (30) days prior to any cancellation.  Certificates of Coverage or documents evidencing professional liability insurance or other risk protection required under this subsection shall be provided to HNI upon request.

(b)                                 PPG shall maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including a Combined Single Limit Body Injury and Property Damage Insurance of not less than One Million Dollars ($1,000,000.00) per claim.

(c)                                  PPG’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

2.23                        Conflict of Interest.  PPG shall not, during the term of this Agreement, acquire, or make any commitment to acquire a proprietary interest in any organization which is licensed as a health care service plan or which has submitted an application for such licensure except as to a health care service plan with waivers.

This restriction shall include any affiliated, subsidiary or parent organizations to which PPG may belong in which thirty percent (30%) or more is under common ownership.  “Proprietary Interest”, as used herein, shall not be deemed to include:

(a)                                  participation as a provider of services for any other health care service plan or system of prepaid health care delivery; or

(b)                                 ownership of shares having a current value of less than two hundred fifty thousand dollars ($250,000.00) in a corporation whose shares are regularly traded in a public market.

2.24                        Non-Solicitation.  PPG and Member Physicians shall not, either during the term of this Agreement or after the term of this Agreement for a period of twelve (12) months, solicit any Member to enroll in any other health care service plan or insurance program for the primary purpose of securing financial gain.  HNI shall have the right to review all correspondence or communications to Members prior to dissemination or mailing.

2.25                        Encounter Reporting.  For HMO Members for which PPG receives Capitation under this Agreement, PPG shall provide HNI encounter data in accordance with the Operations Manual, via magnetic media for all Contracted Services provided to HMO Members during a calendar month within thirty (30) days of the end of the month in which such services are rendered.  PPG shall also promptly provide HNI with all corrections to and revisions of such encounter data.  HNI and PPG shall work in good faith to eliminate hard copy reports and transition to Electronic Data Interface (EDI) exchange of information.

2.26                        Regulatory and Accreditation Surveys.  PPG shall participate in and assist HNI with any review conducted by a regulatory agency or any accreditation survey or study.

2.27                        New or Additional Benefit Plan Designs.  PPG agrees to accept any new or additional benefit plan designs developed by HNI and shall provide Covered Services pursuant hereto.  HNI shall determine appropriate actuarial values, consistent with existing actuarial assumptions, in order to compensate PPG.  If the parties are not able to resolve the issue, both parties agree to use the dispute mechanisms outlined in section 8.5 to resolve issues.

III.                                 DUTIES OF HNI

3.1                               Enrollment List.  HNI shall provide PPG with a list of HMO Members assigned to PPG via electronic transmission or magnetic media by the 12th of each month.  HNI shall maintain a system to allow PPG and Member Physicians to make telephonic or electronic inquiries regarding Member eligibility.

3.2                               Administration.  HNI shall perform, or have performed, all necessary administrative, accounting, enrollment, and other functions appropriate for marketing and administration of the Benefit Programs contained in this Agreement.

3.3                               Member-Physician Relationship.  HNI shall not interfere with the professional relationship between any Member and his or her Member Physician(s).  In no event shall HNI interfere with the responsibilities or legal right of Member Physicians or other licensed health care providers to discuss with Members information relevant to such Members’ health care.  Member Physicians shall have the right to act as an advocate for and to communicate freely with Members regarding their health care, including, but not limited to, communications regarding diagnostic and treatment options.

3.4                               Insurance.  HNI shall maintain appropriate insurance programs or policies including a policy of bodily injury and personal injury coverage which includes persons serving on HNI committees as insured by definition.  In the event that a policy or program is terminated or the coverage of committee persons is materially changed, HNI shall so notify PPG.

3.5                               Timely Assignment of Members.  HNI shall require Members to select a PCP and/or a participating physician group at the time of enrollment when required under a Benefit Program.  HNI may assist Members in such selection by providing information, as determined by HNI, regarding PCPs and physician groups.  Nothing in this Agreement shall be construed to require HNI to assign a minimum or maximum number of Members to PPG or to utilize PPG for any Members in the Service Area.

3.6                               Reporting to Regulators.  HNI shall accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of State, federal, and other regulatory agencies having jurisdiction over HNI; provided, however, that PPG agrees to cooperate in providing HNI with any information and assistance reasonably required in connection therewith.

3.7                               Premiums.  HNI shall collect all premiums, dues, Member payments, and other items of revenue to which HNI is entitled, except for Copayments and payments for non-Covered Services.

3.8                               Out-of-Area Services.  HNI shall manage and coordinate out-of-area services.  PPG shall cooperate fully with HNI and shall provide any information necessary to transfer Members back into the Service Area, including but not limited to, notification to HNI of known or suspected out-of-area services.  PPG shall accept the prompt transfer of Member to the care of PPG and its Participating Providers following the receipt of out-of-area services when medically appropriate.

3.9                               Operations Manual.  HNI shall provide PPG with various Operations Manuals which identify the methods of administration of this Agreement, including grievance and appeal procedures, Utilization/Care Management Programs, Quality Improvement Programs, encounter reporting procedures, and billing and accounting of Covered Services rendered hereunder.  Updates to the Operations Manual will be made by HNI and, whenever possible, shall be sent to PPG for review thirty (30) days prior to implementation.  Such updates shall not materially affect the compensation rates or financial responsibility of PPG under this Agreement.

3.10                        Marketing Activities.  HNI shall make reasonable efforts to market the Benefit Programs.  Nothing in this Agreement shall require HNI to conduct any specific marketing activities on behalf of PPG or to identify PPG in any specific HNI marketing or informational materials.

IV.                                COMPENSATION

4.1                               Compensation Rates.  PPG and Member Physician shall accept as payment in full for Contracted Services and all other services rendered to Members under this Agreement the amounts payable by HNI or a Payor as set forth in the applicable Addendum to this Agreement.  Except when PPG is paid Capitation, PPG may require Member Physicians to bill and accept compensation as payment in full.  PPG shall bill and accept payment for Contracted Services rendered by Member Physicians, and be responsible for administering such funds and compensating Member Physicians therefrom.  When PPG is paid Capitation, HNI reserves the right to create new benefit plans and to establish capitation rates for new benefit plans based on actuarial assumptions that are consistent with existing actuarial assumptions.  HNI shall adjust the actuarial assumptions which support the rates in the applicable Addenda on a periodic basis, and shall advise PPG of any such adjustments in methodology.  Capitation may also be adjusted in the event benefits are added or deleted from PPG Capitated Services governed under the provisions of Section 2.27.  If actuarial assumptions materially affect PPG’s compensation under this agreement, both parties agree to enter into good faith negotiations regarding compensation to PPG.  PPG and HNI shall meet and confer to resolve any disputes regarding actuarial values and reimbursement levels to PPG for new or added benefit plan designs.

4.2                               Performance Incentives.  In consideration of PPG offering an approved wellness program and their participation in the Quality of Care Improvement Program, or its successor, as defined in the Operations Manual, HNI shall reimburse PPG pursuant to the program set forth in the Operations Manual.

4.3                               Billing and Payment.

(a)                                  Billing.  PPG shall submit to HNI via HNI electronic claims submission program or by hard copy, clean, complete and accurate claims for Contracted Services in accordance with the Operations Manual and the applicable Benefit Program, unless PPG is paid Capitation for such services.  PPG shall submit claims within ninety (90) days of rendering Contracted Services.  Where HNI is the secondary payor under Coordination of Benefits, such ninety (90) day period shall commence immediately after the primary payor has paid or denied the claim.  In the event PPG is capitated and elects to purchase reinsurance from HNI, PPG shall submit reinsurance claims within sixty (60) calendar days of the end of the annual reinsurance period.

HNI shall not be under any obligation to pay PPG for any claim not timely submitted as set forth above.  PPG shall not seek payment from any Member in the event HNI does not pay PPG for a claim not timely submitted.

(b)                                 Payment.  Unless a claim is disputed, HNI or a Payor shall pay PPG’s clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Member, in accordance with applicable State and federal law.

(c)                                  Adjustments and Appeals.  PPG or Member Physicians shall submit requests for adjustments and/or appeals regarding claim payments to HNI within sixty (60) calendar days after the date of the payment of such claim to PPG or Member Physician.  In the event PPG or Member Physician fails to appeal a claim within such time period, PPG or Member Physician shall not have the right to appeal such claim.

(d)                                 Offsetting.  HNI shall have the right to offset any amounts owed to HNI by PPG, including but not limited to, amounts owed by PPG under loans guaranteed by HNI, errors, or HNI interim payment for Contracted Services, including Capitation payments.  HNI agrees to provide PPG the opportunity to review and dispute said offset.  Effective July 1, 1998 and notwithstanding any other provision of this Agreement or any other contract to the contrary, only deficits in the shared risk programs which provide financial incentives for the control or management of Shared Risk Services’ expenses or utilization will neither be collected from PPG by HNI nor offset against PPG Capitation; provided however, that HNI shall not be restricted from (i) offsetting such deficits against payments to PPG including, but not limited to, surpluses from other shared risk programs, stop loss payments, bonus or other incentive program payments; (ii) establishing reasonable withholds from Capitation approved by DOC as set forth in the applicable Addendum to offset PPG liability when the cost of Shared Risk Services exceed the Shared Risk Budget (Withhold Fund); or (iii) carrying forward such shared risk program deficits to be applied against future year’s program surpluses and Withhold Fund.  Each PPG numbered site shall be calculated as a separate entity and any payments to or from PPG with multiple sites shall be net amount due/owed from all sites.  In no event shall PPG be required to make any cash payment to HNI for any deficit in a shared risk program for institutional services.

(e)                                  Reciprocity.  PPG shall cooperate and develop arrangements with HNI and Participating Providers to assure reciprocity of the rates for Covered Services for Members who are not assigned to PPG.  HNI shall, where contractually available, provide reciprocity to HNI rates for Covered Services provided to PPG’s assigned Members.  HNI shall adjudicate and pay such referred claims on behalf of PPG (at available reciprocity rates or, if reciprocity rates are unavailable, at rates negotiated in consultation with PPG), shall deduct the costs of such claims from PPG’s monthly Capitation, and shall provide PPG an accounting thereof.

PPG agrees that HNI may allow the compensation rates set forth in this Agreement to be used by other Participating Providers who may from time to time be responsible for compensating PPG for Covered Services rendered by PPG to a Member.

4.4                               Reconciliation of Eligibility.  In the event of a retroactive cancellation or addition of an HMO Member, HNI shall adjust Capitation accordingly, not to exceed one-hundred and twenty (120) days.  In the event Contracted Services are provided to an individual who is not a Member, based on an erroneous or delayed enrollment list or confirmation of enrollment of said individual by HNI, HNI shall be financially responsible for all such services provided by PPG prior to the time PPG received notice of that person’s ineligibility, except when the individual is enrolled in another health care service plan or insurance program from whom PPG or Participating Provider has or may receive capitation or other payment for the individual.  In the event HNI is financially responsible, HNI shall pay PPG at the fee-for-service rates in Addendum E when PPG supplies HNI with evidence that it has unsuccessfully sought payment through two billing cycles for all or a portion of such charges from the patient, or the person having legal responsibility for the patient or the entity having financial responsibility for such payment.  In the event HNI pays PPG pursuant to this Section, PPG shall have no further right and shall not attempt to collect any additional payment from the patient for said services and PPG shall be deemed to have transferred all legal rights of collection and Coordination of Benefits for services to HNI.

4.5                               Extension of Benefit Members.  When PPG is capitated, PPG’s Capitation for a Member who is or becomes eligible for coverage under the extension of benefits provisions of the Member’s Coverage Certificate shall be equal to the current amount for the plan type under which the Member is or was enrolled.  PPG shall provide services to any Member who is totally disabled on the original date of the Member’s HNI coverage.  In the event payment for such Contracted Services is obtained by HNI from a prior carrier as an extension of benefits, HNI shall reimburse PPG to the extent payment is received from the prior carrier.

4.6                               Collection from Member.  PPG shall collect all Copayments due from Members, and shall not waive or fail to pursue collection of Copayments from Members.  PPG shall not charge a Member any fees or Surcharges for Covered Services rendered pursuant to this Agreement, except for authorized Copayments.  In addition, PPG shall not collect a sales, use or other applicable tax from Members for the sale or delivery of Covered Services.  If HNI receives notice of any additional charge, HNI shall take appropriate action.  PPG may bill a Member for non-Covered Services rendered by PPG to such Member only if the Member is notified in advance that the services to be provided are not covered under the Member’s Benefit Program, and the Member requests in writing that PPG render the non-Covered Services, prior to PPG’s rendition of such services.

4.7                               Member Held Harmless.  PPG agrees that in no event, including, but not limited to, non-payment by HNI, insolvency of HNI, or breach of this Agreement, shall PPG bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State, or persons other than HNI for Covered Services provided pursuant to this Agreement.  This provision shall not prohibit collection of Copayments or any amounts due for services which are determined not to be Covered Services in accordance with the terms of the applicable Benefit Program.

PPG further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members; and (b) this provision supersedes any oral or written contrary agreement existing or hereafter entered into between PPG and Members or persons acting on their behalf.  Any modification, addition, or deletion of or to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after the State regulatory agency has received written notice of such proposed change and has approved such change.

4.8                               Coordination of Benefits.  PPG agrees to conduct Coordination of Benefits in accordance with the policies and procedures in the Operations Manual, including but not limited to, the prompt notification to HNI of any third parry entity who may be responsible for payment and collection of Copayments.  PPG shall not bill Members for any portion of Contracted Services not paid by the primary carrier when HNI is the secondary carrier, but shall seek payment from HNI.  When HNI is secondary under the Coordination of Benefit rules, HNI shall pay PPG only those amounts which, when added to the amount paid to PPG from other sources, equals the amount due to PPG under this Agreement in the absence of other sources of payment.  Any legal right to collection of overpayments from HNI which may occur under this Section shall be deemed to be transferred from PPG to HNI if PPG has been paid in full according to the primary carrier’s contracted rate.  PPG shall report on a monthly basis, the nature and extent of all Coordination of Benefits recoveries for services rendered by PPG under this Agreement.  Such recoveries shall be performed in accordance with the applicable Evidence of Coverage and HNI’ policies set forth in the Operations Manual.

4.9                               Third Party Recoveries, Worker’s Compensation.  In the event PPG provides services to HNI Members for injuries resulting from the acts of third parties, or resulting from work related injuries, PPG shall have the right to recover from any settlement, award, or recovery from any responsible third-party the full value of Covered Services rendered pursuant to the applicable provisions of the Coverage Certificate and as set forth in the Operations Manual.  PPG shall notify HNI of any third party payor and shall, upon request from HNI, provide HNI with an accounting of all such sums recovered.  In the event HNI has compensated PPG for such Covered Services, PPG agrees to immediately refund such amounts paid to HNI.

4.10                        Audit of Claims.  HNI shall have the right to review and audit any claims and to reconcile any amounts accordingly.

4.11                        Reinsurance.  For selected Benefit Programs, HNI shall provide certain stop loss and reinsurance programs designed to protect the PPG from excessive financial risk.  Such programs are specified in the applicable Addendum.  HNI shall charge PPG a premium in consideration for these programs.  Notwithstanding any other provision in this Agreement, HNI may adjust the premium and thresholds for such programs by providing sixty (60) days prior written notice to PPG.

PPG may elect not to participate in certain stop loss and reinsurance programs effective the first day of any calendar year provided that PPG provides written notice to HNI at least sixty (60) calendar days prior to the beginning of the calendar year that PPG shall not participate in the stop loss program and specifies the name of the third party insurance carrier and proposed effective date, coverage levels and charges.  In such event, PPG shall be required to obtain stop loss coverage in the amounts required by HNI and State and federal law from a third party insurance carrier acceptable to HNI.  If HNI does not object to such coverage in writing within fifteen (15) days of the date of the notice, PPG shall be required to purchase such coverage as of the effective date specified in the notice.  If such notice is not received when due or if coverage levels are not acceptable, HNI shall automatically enroll PPG in its programs to afford protection effective on the first day of the calendar year.

PPG shall submit claims under the applicable stop loss and reinsurance programs in accordance with the procedures set forth in the Operations Manual but no later than sixty (60) calendar days following the end of the calendar year.  For purposes of calculating stop loss and reinsurance thresholds, the following shall apply: (i) for PPG and Member Physicians, the compensation schedule set forth in Addendum E shall be utilized; (ii) for any other Provider who is subcontracted to PPG, such subcontract rates shall be utilized; (iii) for a Participating Provider who is not subcontracted with PPG but is contracted with HNI, HNI’ contract rate shall be utilized; or (iv) the actual charges paid by PPG when none of the above applies.  HNI shall compensate PPG for claims in excess of the stop loss threshold at eighty percent (80%) of the fee-for-service rates in Addendum E unless otherwise provided for in an applicable Addendum, less applicable Copayments, coinsurance, deductibles and payments from third parties or Coordination of Benefits.

V.                                    DELEGATION

5.1                               Delegation of Certain Functions.  If qualified, as determined by HNI, PPG shall accept delegation of and perform such utilization management, credentialing and recredentialing, medical record review, and capitation and claims adjudication functions, in accordance with the performance standards and criteria of HNI as set forth in the Operations Manual.  PPG shall ensure the timely payment of Covered Services rendered by referral health professionals and shall perform such claims processing in accordance with applicable Benefit Program and Operations Manual.

5.2                               Termination of Delegation.  HNI shall have the right to audit PPG’s performance of utilization management, credentialing and recredentialing, medical record review, and capitation and claims adjudication functions from time to time.  If HNI determines that deficiencies exist in PPG’s performance, PPG shall accept consulting assistance from HNI.  Failure to cure any identified deficiencies within a reasonable period of time as defined by HNI policies, or if HNI determines PPG does not have the ability to perform delegated functions, or is not effectively performing delegated functions, HNI may revoke delegation of all or any of these functions in accordance with procedures set forth in the Operations Manual and re-assume the performance of such functions itself.  Should it become necessary for HNI to reassume delegated functions, HNI shall charge the following administrative fees: utilization management 2.5% of PPG Capitation; credentialing 2.5% of PPG Capitation; and claims processing 2.5% of PPG Capitation.

VI.                                TERM AND TERMINATION

6.1                               Term.  The term of this Agreement shall commence on the date set forth on the first page of this Agreement and shall continue for a period of twelve (12) months.  This Agreement shall automatically renew for successive one year periods on the annual renewal date, unless terminated as set forth herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

6.2                               Without Cause Termination.  After the initial twelve (12) months, Provider may terminate this Agreement upon one hundred and twenty (120) days prior written notice.  HNI may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice.  In the event HNI provides PPG with such notice, HNI may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

6.3                               Immediate Termination.  HNI may terminate this Agreement immediately upon notice to PPG, in the event of; (a) PPG’s violation of any applicable law, rule or regulation; (b) PPG’s failure to maintain the professional liability insurance coverage specified hereunder; (c) PPG’s failure to correct within the notice period and comply with the terms, conditions or determinations of any Utilization/Care Improvement Program or Quality Improvement Program, or Benefit Program; or, (d) HNI’ determination that the health, safety or welfare of any Member may be in jeopardy if this Agreement is not terminated.

6.4                               Termination for Failure to Pay.  In the event HNI fails to make payments to PPG under the terms and conditions of this Agreement within the times set forth herein, PPG may terminate this Agreement immediately upon notice to HNI, but only if HNI has failed to make such payments following ten (10) business days prior written notice from PPG.  PPG may not terminate this Agreement after giving such notice unless, PPG has first made itself available to meet with HNI to attempt in good faith to resolve the matter.

6.5                               Termination Due to Material Breach Other Than Non-Payment.  Except as set forth in above, in the event that either PPG or HNI fails to cure a material breach of this Agreement within thirty (30) days of receipt of written notice of such breach from the other party, the non-defaulting party may terminate this Agreement.  If the breach is cured within such thirty (30) day period, or if the breach is one which cannot reasonably be corrected within thirty (30) days, and the non-defaulting party determines that the defaulting party is making substantial and diligent progress toward correction during such thirty (30) day period, this Agreement shall remain in full force and effect.

6.6                               Termination of an Affiliate.  In the event HNI ceases to own fifty-one percent (51%) or more of the voting stock, or to manage or have a HNI subsidiary manage, an entity, such entity shall cease being a HNI Affiliate hereunder.  Effective on the date HNI ceases to own fifty-one percent (51%) or manage, or an HNI subsidiary ceases to manage, the entity, such entity shall no longer be a party to this Agreement and the terms and conditions hereunder shall not apply to such entity.

In the event the terminated Affiliate under this Section 6.6 is a licensed health care service plan, such Affiliate and PPG understand and agree that Sections 6.7, 6.8 and 6.9 of the Agreement shall apply to such Affiliate and the Members of such Affiliate.

6.7                               Effect of Termination.  In the event that a Member is receiving Contracted Services at the time this Agreement terminates, PPG shall continue to provide Contracted Services to the Member until the later of: (a) treatment is completed; (b) the Member is discharged from an inpatient facility; (c) the Member is assigned to another Participating Provider; or (d) the anniversary date of the Member’s Coverage Certificate, if requested by HNI.  Compensation for such Contracted Services shall be at the rates contained in Addendum E.  Termination of this Agreement shall not affect any right or obligations hereunder which shall have previously accrued, or shall thereafter arise with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

6.8                               Termination Withhold from Capitation.  In the event either party gives the other party notice of termination as sec forth in this Article, HNI may, if it reasonably believes that Provider will not fulfill its obligations under this Agreement to pay other Participating Providers for providing Covered Services, withhold up to twenty percent (20%) of each of the final three months of Capitation due PPG.  If HNI exercises its option to transition HMO Members prior to the end of the termination notice period, HNI may withhold the entire last month’s Capitation.  HNI may use such funds to offset any PPG liability to HNI or for payment of PPG Capitated Services on behalf of PPG.  HNI shall pay PPG simple interest on all funds withheld as set forth in this Section at the interest rate per annum which shall be the lower of five percent (5%) or the prime interest rate, e.g. the base rate on corporate loans posted by at least seventy five percent (75%) of the nation’s thirty largest banks, as of the last business day in December of the prior contract year.  PPG understands and agrees that a decision by HNI to withhold any Capitation shall not relieve PPG of its obligations to perform under this Agreement.  All amounts withheld by HNI and all interest accrued on such amounts as set forth in this Section shall be included in any calculations regarding a final settlement between the parties.

Notwithstanding any other provision of this Agreement, in the event HNI decides to withhold Capitation from PPG as set forth in this Section, HNI may, upon three days prior written notice to PPG, administer or oversee all or part of PPG Capitated Services on behalf of PPG.  PPG agrees to fully cooperate with HNI in the administration of such claims, including providing all necessary information, and to take no action which may jeopardize the payment of such claims.

6.9                               Financial Settlement Upon Termination.  Within one hundred eighty (180) calendar days of the effective date of termination of this Agreement, an accounting shall be made by HNI of the monies due and owing either party and payment shall be forthcoming by the appropriate party to settle such balance within thirty (30) calendar days of such accounting.  PPG may request an independent audit of such HNI accounting.  Such audit may be performed by a mutually acceptable independent certified public accountant and shall be paid for solely by PPG.  In the event such independent audit results in findings different from HNI’s findings, the parties shall meet and confer to resolve such differences.

6.10                        Survivability of Terms.  Notwithstanding any other terms or provisions of this Agreement, the parties understand and agree that certain Sections herein shall survive the termination of this Agreement.  These Sections include, but are not limited to, the following: 2.12, Utilization/Care Management Program; 2.19, Member Grievance and Appeal Procedure; 2.24, Non-Solicitation; 2.25, Encounter Reporting; 4.1, Compensation Rates; 4.3(a), Billing; 4.3(c), Adjustments and Appeals; 4.3(d), Offsetting; 4.6, Collection from Members; 4.7, Member Held Harmless; 4.8, Coordination of Benefits; 4.9, Third Party Recoveries; Worker’s Compensation; 4.10, Audit of Claims; 6.7, Effect of Termination; 6.9, Financial Settlement Upon Termination; 8.2, Separate Obligations; 8.4, Confidentiality; 8.6, Binding Arbitration; 8.7, Indemnification of Parties; 8.8, Status as Independent Entities; 8.10, Use of Name.

VII.                            RECORDS.  AUDITS AND REGULATORY REQUIREMENTS

7.1                               Medical and Other Records.  PPG shall prepare and maintain all medical and other books and records required by law in accordance with the general standards applicable.  PPG shall maintain such records for at least seven (7) years after the rendering of Contracted Services and records of a minor child shall be kept for at least one (1) year after the minor has reached the age of eighteen (18), but in no event less than seven (7) years.  Additionally, PPG shall maintain such financial, administrative and other records as may be necessary for compliance by HNI with all applicable local, State, and federal laws, rules and regulations accreditation agencies.  PPG agrees to the policies established by HNI that describe personal health information, including medical records, claims benefits and other administrative data that are personally identifiable.  The HNI policies include: provisions for inclusions in routine consent, care and treatment of Members who are unable to give consent, member access to their medical records, protection of privacy in all setting, use of measurement data, information for employers and the sharing of personal health information with employers.  The HNI policies are further defined in the PPG Operations Manual.  PPG agrees to submit upon request such reports and financial information as is necessary for HNI to comply with regulatory requirements to monitor the financial viability of PPG.  PPG shall comply with all confidentiality and Member record accuracy requirements.

7.2                               Access to Records: Audits.  The records referred to above shall not be removed or transferred from PPG except in accordance with applicable local, State, and federal laws, rules and regulations.  Subject to applicable State and federal confidentiality or privacy laws, HNI or its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI shall have access to PPG’s records, at PPG’s place of business on request during normal business hours, to inspect and review and make copies of such records.  Such governmental agencies shall include, but not be limited to, when applicable to the Benefit Programs identified on Addendum A, the DHS, the DHHS, the DOC, the DOD and the DOJ.  When requested by HNI, to comply with local State and federal laws, rules, regulation and agencies, PPG shall produce copies of any such records at no cost.  Any additional requests by HNI for records shall be compensated to PPG at three cents ($0.03) per page not to exceed fifteen dollars ($15.00) per records.

In no event shall PPG charge for copying records requested for the payment of claims.  Additionally, PPG agrees to permit HNI, and its designated representatives, accreditation organizations, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI or any Payor, to conduct site evaluations and inspections of PPG’s offices and service locations.  HNI shall use best efforts to provide seventy-two (72) hours advance notice to PPG of such visit.

7.3                               Continuing Obligation.  The obligations of PPG under this Article shall not be terminated upon termination of this Agreement, whether by rescission or otherwise.  After termination of this Agreement, HNI and Payors shall continue to have access to the other parry’s records as necessary to fulfill the requirements of this Agreement and to comply with all applicable laws, rules and regulations.

VIII.                        GENERAL PROVISIONS

8.1                               Amendments.  Except as provided herein, HNI and PPG may only amend this Agreement by written mutual consent.  Amendments required because of legislative, regulatory or legal requirements do not require the consent of PPG or HNI and will be effective immediately on the effective date thereof.  Any amendment to this Agreement requiring prior approval of or notice to any federal or State regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired.

8.2                               Separate Obligations.  The rights and obligations of under this Agreement shall apply to each Affiliate listed on Addendum A to this Agreement only with respect to the Benefit Programs of such Affiliate.  No such Affiliate shall be responsible for the obligations of any other Affiliate under this Agreement with respect to the other Affiliate’s Benefit Programs.  The person executing this Agreement has been duly authorized by each Affiliate to execute this Agreement on such Affiliates behalf.  In no event shall HNI or any HNI Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Payor.

8.3                               Assignment.  Neither party shall assign its rights nor delegate its duties and obligations hereunder without the prior written consent of the other party; provided, however HNI shall have the right to automatically assign this Agreement to any entity which controls, is controlled by, or is under common control with HNI.  PPG agrees to provide prior written notice to HNI of its intent to either sell, transfer or convey its business assets to another entity or enter into a management contract with a physician practice management entity which does not manage PPG as of the effective date of this Agreement.

In the event PPG (1) files a petition in bankruptcy, makes a general assignment for the benefit of creditors or has a petition in bankruptcy filed against it, a receiver or trustee appointed over its assets, or an attachment, seizure, lien or levy made against a substantial portion of its assets; or (2) becomes otherwise incapable, as determined by HNI of performing basic functions associated with operating a medical group or performing its duties and responsibilities under this Agreement, including but not limited to, claims payment, medical management, and quality assurance then, PPG shall use its best efforts to assist HNI in obtaining agreements with its Participating Providers.  Nothing in this paragraph shall be construed to mean that PPG cannot or shall not contract or re-contract with the same physicians, medical groups and ancillary providers for other lines of business and/or for the same lines of business with other health plans-which rights are hereby expressly retained by PPG.

8.4                               Confidentiality.  HNI and PPG agree to hold all confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose.  Specifically, PPG acknowledges that the names, addresses and other identifying information concerning Members and employers and other groups contracting with HNI constitute confidential information which derives independent economic value from not being generally known or readily accessible to others who can obtain economic value from its disclosure or use.  HNI acknowledges that the names, contracts, addresses, and other information concerning Member Physicians, employees and other providers and other groups contracting with PPG constitute proprietary information of PPG.  HNI shall use such information only as necessary and appropriate for the performance of its obligations under this Agreement.  In the event HNI could obtain such information from a source other than PPG, such information shall not be proprietary to PPG.  Neither PPG, a Member Physician, nor HNI shall disclose the terms of this Agreement except as may be required by law; provided, however, nothing herein shall prohibit PPG or a Member Physician from disclosing to a Member any information the PPG or Member Physician determines is relevant to the Member’s care including the basic method of reimbursement and whether financial bonuses or incentives are used.

8.5                               Provider Dispute Resolution Procedure.  HNI has established a Provider Dispute Resolution Procedure under which PPG may submit disputes to HNI, The Provider Dispute Resolution Procedure which contains the procedures for processing and resolving such disputes including the location and telephone number where information regarding disputes may be submitted, is set forth in the Operations Manual.  Any provider dispute which is not resolved informally through the Provider Dispute Resolution Procedure may be submitted for arbitration as provided in Section 8.6 below.

8.6                               Binding Arbitration.  PPG and HNI agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.  Such good faith meet and confer shall be a condition precedent to the filing of any arbitration demand by either party.  In addition, should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques such as mediation or fact-finding, a joint request for such services may be made to the American Arbitration Association (“AAA”), Judicial Arbitration and Mediation Services (“JAMS”), or the parties may initiate such other procedures as they may mutually agree upon at such time.  Notwithstanding the foregoing, nothing contained herein is intended to require arbitration of disputes for medical malpractice between a Member and the PPG.

The parties further agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, whether involving a claim in tort, contract, or otherwise, shall be settled by final and binding arbitration, upon the motion of either party, to arbitration under the appropriate rules of the AAA or JAMS, as agreed by the parties.  The arbitration shall be conducted in Sacramento, Los Angeles, or San Francisco, California by a single, neutral arbitrator who is licensed to practice law.  The written demand shall contain a detailed statement of the matter and facts and include copies of all related documents supporting the demand.  Arbitration must be initiated within six (6) months after the alleged controversy or claim occurred by submitting a written demand to the other party.  The failure to initiate arbitration within that period shall mean the complaining party shall be barred forever from initiating such proceedings.

All such arbitration proceedings shall be administered by the AAA or JAMS, as agreed by the parties; however, the arbitrator shall be bound by applicable state and federal law, and shall issue a written opinion setting forth findings of fact and conclusions of law.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The arbitrator shall have no authority to make material errors of law or to award punitive damages or to add to, modify, or refuse to enforce any agreements between the parties.  The arbitrator shall make findings of fact and conclusions of law and shall have no authority to make any award which could not have been made by a court of law.  The party against whom the award is rendered shall pay any monetary award and/or comply with any other order of the arbitrator within sixty (60) days of the entry of judgment on the award, or take an appeal pursuant to the provisions of the California Civil Code.  The parties waive their right to a jury or court trial.

In all cases submitted to arbitration, the parties agree to share equally the administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fees shall be advanced by the initiating party subject to final apportionment by the arbitrator in this award.

8.7                               Indemnification of Parties.

(a)                                  PPG agrees to indemnify, defend, and hold harmless HN1, its agents, officers, and employees from and against any and all liability expense including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from PPG’s performance or failure to perform its obligations hereunder.

(b)                                 HNI agrees to indemnify, defend, and hold harmless PPG, its agents, officers, and employees from and against any and all liability expense, including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from HNI’ performance or failure to perform its obligations hereunder.

8.8                               Status as Independent Entities.  None of the provisions of this Agreement is intended to create or shall be deemed or construed to create any relationship between PPG and HNI other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement.  Neither PPG nor HNI, nor any of their respective agents, employees, or representatives shall be construed to be the agent, employee or representative of the other.

8.9                               Cooperation of Parties.  The parties shall cooperate in administering and determining Member benefits under the applicable Coverage Certificate in accordance with the Operations Manual and as agreed to by the parties.  PPG understands and agrees that PPG is not authorized to make nor shall it make any variances, alterations, or exceptions to the provisions, terms, and conditions of a Member’s Coverage Certificate.  HNI shall have the final decision-making authority between the parties for payment of claims for Covered Services rendered to Members, determination of Covered Services, including Medically Necessary Services, determination of eligibility and determination of Members’ benefits under the applicable Benefit Program.  Notwithstanding the foregoing, PPG and Member Physicians shall be solely responsible for providing Contracted Services to Members.  The parties shall refrain from unduly criticizing each other, especially in the presence of third parties and shall attempt to resolve all issues in a cooperative and professional manner.

8.10                        Use of Name.  Each party agrees that the other party may not list the name, address, telephone number and other factual information of the other party in its marketing and informational materials without such party’s prior written consent, provided HNI shall be entitled to list PPG’s information in any HNI provider directory.

8.11                        Non-Exclusive Contract.  This Agreement is non-exclusive and shall not prohibit PPG or HNI from entering into agreements with other health care providers or purchasers of health care services.

8.12                        No Third Party Beneficiary.  Nothing in this Agreement is intended to, nor shall be deemed or construed to create, any rights or remedies in any third party, including a Member.  Nothing contained herein shall operate (or be construed to operate) in any manner whatsoever to increase the rights of any such Member or the duties of responsibilities of PPG or HNI with respect to such Members.

8.13                        Notice.  Any notice required or desired to be given under this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, or overnight courier, or facsimile, addressed as follows:

HNI

C/O Health Net

21600 Oxnard Street

Woodland Hills, California 91367

Attention: Vice President, Provider Network Management

PPG:                       Northwest Orange County Medical Group
2600 Redondo Avenue
Long Beach, CA 90806

The addresses to which notices are to be sent may be changed by written notice given in accordance with this Section.

8.14                        Severability.  If any provision of this Agreement is rendered invalid or unenforceable by any local, State, or federal law, rule or regulation, or declared null and void by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

8-15                       Addenda.  Each Addendum to this Agreement is made a part of this Agreement as though set forth fully herein.  Any provision of an Addendum that is in conflict with any provision of this Agreement shall take precedence and supersede the conflicting provision of this Agreement.

8.16                        Regulatory Approval.  If HNI has not been licensed to provide, or provides services in connection with, a particular Benefit Program in a particular State, or has not received all required regulatory approvals for use of this Agreement with respect to the Benefit Program in the State prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to such Benefit Program in the State.  In such event, this Agreement shall become effective with respect to any such Benefit Program in the State on the date that the required licensure and regulatory approvals are obtained.  If HNI is unable to obtain such licensure or regulatory approvals after due diligence, HNI shall notify PPG and both parties shall be released from any liability under this Agreement with respect to the Benefit Program in question in the applicable State; provided however, that if such licensure or regulatory approval is conditioned upon amendment of this Agreement, then this Agreement shall be amended automatically pursuant to this Article.

8.17                        Headings.  The headings of articles and paragraphs contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.18                        Entire Agreement.  Except as expressly provided in the applicable Addendum, this Agreement including its Addendum supersedes any and all other agreements, either oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement shall be valid or binding.

8.19                        Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State, except to the extent such laws conflict with or are preempted by any federal law, in which case such federal law shall govern.  Federal law shall also govern with respect to federal Benefit Programs.  In addition, HNI is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and of Subchapter 5.5 of Chapter 3 of Title 10 of the California code of Regulations.  Any provision required to be in this Agreement by either of the above shall bind the parties whether or not provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Northwest Orange County Medical Group	Health Net, Inc. Affiliates

/s/ Pratihba Patel	/s/ Christopher Ciano
Signature	Signature

PRATIHBA PATEL, MD	Christopher Ciano
Print Name	Print Name

PRESIDENT	Senior Vice President & General Manager - South Title
Title

6/5/01	06/21/01
Date	Date

Federal Tax Identification Number

PREMIER PHYSICIAN SERVICES

/s/ James P. Agronick CEO

6/5/01

ADDENDUM A

BENEFIT PROGRAMS AND AFFILIATES

I.                                         BENEFIT PROGRAMS

Benefit Program participation included under this Agreement is as follows:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION Yes/No
Standard HMO	B	Yes
Flex Funded HMO	B	Yes
Small Group HMO	B	Yes
Individual HMO	B	Yes
AIM	B	Yes
Medicare Supplement	B	Yes
Commercial POS	B	Yes
Medicare HMO	C	No
Medicare POS	C	No
PPO/EPO/POS (out-of-network)	D (POS only)	Yes
Medicare Select	D	Yes
Medi-Cal	F	No
CHAMPUS	G	Yes
Occupational Medicine	H	No

II.                            AFFILIATES

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following: Health Net; Health Net, a California Health Plan; Health Net Life Insurance Company; Foundation Health Federal Services Inc.; Foundation Health Medical Resource Management; Foundation Integrated Risk Management Solution, Inc.; and Foundation Health Systems Life and Health Insurance Company.  The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PPG agrees that any other Affiliate of HNI not listed above may access the rates set forth in this Agreement and Addenda.  This would include Members of non-California based affiliates who may be treated by PPG.

III.                                 MAIN/SATELLITE OFFICES

PPG#	Main and Satellite Offices	Addresses

689	Main site	2600 Redondo Ave., Long Beach, 90806

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS

A.                                    GENERAL REIMBURSEMENT PROVISIONS.

1.                                       PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI. PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries.

2.                                      Benefit Programs.  This Addendum B is applicable to the following Benefit Programs:

•                                          Commercial HMO

•                                          Standard HMO

•                                          Flex Funded HMO

•                                          Small Group HMO

•                                          Individual HMO

•                                          AIM

•                                          Medicare Supplement

•                                          Commercial POS

3.                                      Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services, HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

4.                                      Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

5.                                      Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

6.                                      Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed ten percent (10%) of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts as set forth herein shall be applied to offset such total downside liability.

B.                                           STANDARD HMO.

1.                                             Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Standard HMO Capitation

June 1, 2001	*** PMPM
January 1, 2002	*** PMPM

2.                                      Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
*** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct one percent (1%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.  In the event the Shared Risk claims exceed the Shared Risk Budget at the interim settlement date, HMO may, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the deficit amount is recovered.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed ten percent (10%) of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

(c)                                  Transfer Reinsurance: *** PMPM, shall be deducted from the Shared Risk Budget. *** eligible charges shall be charged against the Shared Risk Budget.

4.                                      AIDS and Transfer Reinsurance Programs.  On a network wide basis, reinsurance programs shall be established by HMO to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”), and to cover the costs for Members who transfer from one participating physician group to another while undergoing acute treatment.

4.1                               AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO, as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program.  PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HMO as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

4.2                               Transfer Reinsurance.  Professional and institutional costs incurred by Members undergoing medical treatment who have transferred from another participating physician group to PPG, shall be the shared financial responsibility of HMO and PPG, as set forth in the Operations Manual.  The Transfer Reinsurance Program is not applicable to Members who have: 1) selected PPG through the open enrollment process; 2) changed a home or work address; or 3) been assigned to PPG due to a physician termination or physician affiliation change.  This Program shall be effective when the other participating physician group is located within PPG’s Service Area.

This Program shall cover eligible Members who accumulate more than four thousand six hundred dollars ($4,600) in PPG Capitated Services or thirty five thousand dollars ($35,000) in Shared Risk Services.  Such threshold shall be calculated using the most current Medicare allowable charges for PPG Capitated Services or actual amount paid for Shared Risk Services and shall be accumulated within one hundred eighty (180) days of the Member’s transfer to PPG.  On a first dollar basis, this Program shall cover *** of the allowed Program charges.  PPG shall be responsible for the remaining *** Capitated Services.  Ten percent (10%) of Shared Risk Claims shall be charged against the Shared Risk Budget.  PPG shall submit claims to HMO within ninety (90) calendar days of meeting the threshold.

This Program shall cover eligible Member charges until such Member’s next open enrollment date.  Members covered under the AIDS Reinsurance Program shall not qualify for coverage under this Program.  In the event a Member qualifies for coverage under both this Program and any another reinsurance program, the other reinsurance program shall be primary.  The Transfer Reinsurance Program shall cover charges only up to the beginning of those other reinsurance programs.

Notwithstanding any other provision in this Agreement, HMO reserves the right to discontinue this Program after any calendar year.  In the event HMO continues this Program, HMO shall communicate the reinsurance premiums for any calendar year by December 15th of the prior year.

4.3                               AIDS and Transfer Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

• AIDS Reinsurance	*** PMPM
• Transfer Reinsurance	*** PMPM

5.                                      Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program nor to a Shared Risk Program.  PPG Capitation, Professional Stop Loss and Reinsurance Programs shall be as set forth above.

C.                                    SMALL GROUP HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Small Group HMO Capitation
June 1, 2001	*** PMPM
January 1, 2002	*** PMPM

2.                                      Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget
*** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct one percent (1%) of PPG’s Capitation for Small Group Members and place such amount in the Withhold Fund as described in the Agreement.  In the event the Shared Risk claims exceed the Shared Risk Budget at the interim settlement date, HMO may, withhold from PPG’s gross monthly capitation up to three percent (3%) of the PPG’s monthly capitation and may continue such withhold until the deficit amount is recovered.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: *** of Shared Risk Budget.

The cost of in-area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

(c)                                  Transfer Reinsurance:  *** PMPM, shall be deducted from the Shared Risk Budget.  *** of eligible charges shall be charged against the Shared Risk Budget.

4.                                      AIDS and Transfer Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

• AIDS Reinsurance	*** PMPM
• Transfer Reinsurance	*** PMPM

D.                                    INDIVIDUAL HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Individual HMO Capitation
June 1, 2001	*** PMPM
January 1, 2002	*** PMPM

2.                                      Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Shared Risk Budget
*** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct one percent (1%) of PPG’s Capitation for Individual Members and place such amount in the Withhold Fund as described in the Agreement.  In the event the Shared Risk claims exceed the Shared Risk Budget at the interim settlement date, HMO may, withhold from PPG’s gross monthly capitation up to three percent (3%) of the PPG’s monthly capitation and may continue such withhold until the deficit amount is recovered.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: 5.45% of Shared Risk Budget.

The cost of in-area Shared Risk services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

(c)                                  Transfer Reinsurance: *** PMPM, shall be deducted from the Shared Risk Budget.  Ten (10%) of eligible charges shall be charged against the Shared Risk Budget.

4.                                      AIDS and Transfer Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

• AIDS Reinsurance	*** PMPM
• Transfer Reinsurance	*** PMPM

E.                                      ACCESS FOR INFANTS AND MOTHERS.  The Access for Infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law, who are pregnant but without insurance for such pregnancy.  The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue.  At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.                                      Compensation.  HMO shall pay PPG a flat fee of *** for each adult AIM Member to cover the professional services related to the birth of an infant.  In addition to this flat fee, HMO shall pay PPG *** PMPM for each adult AIM Member enrolled in the AIM Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.                                      Reinsurance Programs.  PPG’s professional stop loss level shall be *** per AIM Member.  The professional stop loss level shall be provided to the PPG for AIM Members at no cost.  All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members.

AIM Members shall not be included in the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.                                      Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.                                    MEDICARE SUPPLEMENT.  The Medicare Supplement Benefit Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Copayments that would be normally a Member’s responsibility under Medicare.

1.                                      Capitation Rates.  PPG Capitation rates for Medicare Supplement Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B:

Medicare Supplement HMO	Medicare Supplement POS
***	***

2.                                      Reinsurance Programs.  Medicare Supplement Members shall not be included in the Professional Stop Loss Program, the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.                                      Shared Risk Program.  HMO shall be solely responsible for all Shared Risk Services and for pharmacy benefit costs of Medicare Supplement Members.

G.                                    COMMERCIAL POS.

1.                                      Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize; (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; or (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Standard HMO Members, Small Group HMO Members, Individual HMO Members, Medicare Supplemental HMO Members and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.                                      Definitions.

2.1                               In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2                               Out-of-Network Services.  In accordance with Benefit Program requirements.  Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating Provider.  Out-of-Network Services may be provided in area or out of area.

3.                                      Compensation.  Compensation to PPG for Commercial POS Members shall include: a) PPG professional Capitation for In-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

4.                                      Professional Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a forty percent (40%) Withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

4.1                               Professional Out-of-Network Withhold.  The Professional Out-of-Network Withhold percentage for subsequent years shall be determined using PPG’s actual cost for professional Out-of-Network services in the prior year.  The following formula shall apply:

a.                                       Actual Out-of-Network Professional PMPM Cost
Commercial POS PMPM Capitation (before withhold)

b.                                      Above result shall be rounded to the nearest multiple of five, and

c.                                       10% shall be added to produce the Professional Out-of-Network Withhold for the subsequent year.

On or before December I5th of each year, HMO shall notify PPG of it’s Out-of-Network cost experience incurred during the twelve month period ending June 30.  HMO shall perform above calculation and shall notify PPG of the Professional Out-of-Network Withhold percentage for the following year.

5.                                      Professional Out-of-Network Risk Sharing Program.  The budget for this Program shall be equal to the sum of the following two components: 1) The Professional Out-of-Network Withhold as described in Section 4 above, and 2) an amount equal to 10% of the Commercial POS Professional Capitation prior to withhold.

Each year, HMO shall settle the risk sharing program by calculating the difference between the budget and the actual claims.  If a surplus remains, PPG’s share shall be fifty percent not to exceed twenty per cent (20%) of PPG’s annual gross capitation, subject to Section 4.3.  PPG shall not be subject to any downside.

6.                                      Institutional Shared Risk Program.

6.1                               POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and, at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by one hundred ten percent (110%).  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

6.2                               POS Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

6.3                               POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%), or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.

6.4                               POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5                               POS Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program which provides reinsurance for In-Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: 5.37 % of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at eighty percent (80%) of cost, and the remaining twenty percent (20%) of the cost shall be charged against the POS Shared Risk Budget.

(b)                                  In-Network and Out-of-Network POS Shared Risk Services: 6.59% of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: twenty percent (20%) of any amount over $250,000.

7.                                      Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)                                  In-Network Professional Stop Loss.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)                                  Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be $ 25,000 per Commercial POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be *** PMPM, which, shall be deducted from PPG’s Out-of- Network Risk Sharing Budget.

8.                                      AIDS Reinsurance.  As further defined in Section B.4 of this Addendum, the AIDS Reinsurance rate shall be $0.49 PMPM, which shall be deducted from PPG’s Capitation and $0.33 PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget.  For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

H.                                    Quality of Care Improvement Program (QCIP).  QCIP, as further described in the Operations Manual, rewards PPG for meeting and exceeding quality standards and Member satisfaction levels.  PPG shall be eligible for a lump sum award, if performance is achieved in all categories.  The PMPM award set forth below shall be multiplied by PPG’s Member months for Standard HMO, Small Group HMO, Individual HMO and Flex Funded HMO Benefit Programs.  The lump sum award shall be payable in September following the calendar year in which the measurements were taken provided that PPG is under contract with HMO for the duration of the calendar year and at the time of the disbursement.  HMO reserves the right to alter components and measurements of the QCIP Program annually.

QCIP Award
Up to *** PMPM

I.                                         Pharmacy Shared Risk Program.  The Pharmacy Shared Risk Program shall be applicable to the following Members: Standard HMO, Flex Funded HMO, Small Group HMO, and Individual HMO.

1.                                      Pharmacy Budget.  Each month HMO shall fund the Pharmacy Budget at $ 15.00 per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B.  The Pharmacy Budget shall be adjusted according to the aggregate PEMPM dollar change experienced by those participating physician groups comprising the top third of lowest PEMPM normalized pharmacy costs, based on current calendar year experience.  Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum.  Any calculation of the normalized pharmacy costs shall be based upon actual claims.  The top third calculation shall be weighed by eligible Member months.

2.                                      Pharmacy Reconciliation For Commercial HMO Members.  For each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be fifty percent (50%).  In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be twenty-five percent (25%), not to exceed 10% of PPG annual pharmacy budget.

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other risk sharing programs.  Subject to Section 4.3 of this Agreement, any Pharmacy Budget deficit shall be offset against any amounts payable by HMO, or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.

ADDENDUM B.1

AGE, SEX AND BENEFIT PLAN FACTORS

The age, sex and benefit plan factors shall be developed by HMO based upon actuarial assumptions consistent with existing actuarial assumptions and HMO’s utilization experience.  Such factors, as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A. Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A. 1 Age, Sex Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 2000

Sex	Age	Prof Factor	Inst Factor
Child	0	2.008	5.228
	1	1.075	0.644
	2 – 4	0.598	0.406
	5 – 9	0.439	0.296
	10 – 14	0.418	0.338
	15 – 19	0.590	0.607
Female	20 – 24	1.195	1.066
	25 – 29	1.653	1.431
	30 – 34	1.509	1.315
	35 – 39	1.378	1.143
	40 – 44	1.322	1.031
	45 – 49	1.386	1.102
	50 – 54	1.551	1.338
	55 – 59	1.794	1.741
	60 – 64	2.090	2.313
	65 +	2.414	2.907
	Medicare Eligible	1.000	1.000
Male	20 - 24	0.398	0.477
	25 - 29	0.477	0.486
	30 - 34	0.546	0.506
	35 - 39	0.626	0.589
	40 - 44	0.734	0.768
	45 - 49	0.890	1.087
	50 - 54	1.139	1.580
	55 - 59	1.516	2.203
	60 - 64	2.009	2.880
	65 +	2.561	3.586
	Medicare Eligible	1.000	1.000

A. 2 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 2000

Standard HMO
Plan	Prof Factor	Inst Factor
9Y	1.0327	0.9334
1A	0.9803	0.9966
1B	1.0012	1.0012
1C	1.0311	1.0012
1D	0.9805	1.0064
1E	1.0186	1.0056
1F	1.0152	1.0012
1G	1.0149	1.0004
1H	1.0152	0.9228
1I	1.0059	0.9903
1J	1.0295	1.0064
1K	1.0138	1.0056
1L	1.0292	1.0021
1M	1.0152	0.9854
1N	1.0295	1.0064
1O	1.0524	1.0156
1P	1.0152	1.0012
1Q	1.0152	0.9228
1R	1.0863	1.0064
1S	0.9661	0.9820
1T	0.9629	0.9820
1U	0.9208	0.9617
1V	1.0337	0.9678
1W	0.9661	1.0012
1X	1.0187	1.0012
1Y	1.0710	1.0012
1Z	1.0119	0.9582
2A	0.9661	0.9228
2B	1.0963	1.0053
2C	1.0963	1.0053
2D	0.9181	0.9228
2E	1.0710	1.0012
2F	1.0091	1.0000
3K	0.8532	0.9728
3L	0.9985	0.9733
3M	0.9313	0.9202
3S	0.9332	1.0049
3T	0.9856	1.0049
3W	0.9681	0.9768
6A	1.0514	0.9725
6G	0.9452	0.9673
6H	1.0047	0.9776
6R	0.9485	0.9776
6S	0.9452	0.9398
6V	0.9452	0.9625
6W	0.9851	0.9819
6Z	0.9524	0.8651
7C	0.9934	0.9776
7E	0.9987	0.9776
7F	0.8921	0.9025
7G	1.0481	0.9776
7H	0.9452	0.9319
7I	0.9988	0.9776
7J	0.8921	0.9025
7K	0.9934	0.9777
7L	1.0334	0.9903
7M	0.9934	0.9777
7N	0.9836	0.9779
7O	0.8981	0.9774
7Q	0.9452	0.9776
7R	0.9934	0.9777
7S	0.8884	0.9396
7T	0.9452	0.9474
7U	0.9934	0.9776
7V	0.9934	0.9399
7W	0.9452	0.9399
7X	1.0942	0.9903
7Y	1.0334	0.9903
7Z	0.9452	0.9776
9A	0.9934	0.9776
9B	0.9967	0.9776
9C	0.9967	0.9776
9D	0.9287	1.0026
9E	0.9908	0.9780
9F	1.0514	0.9776
9G	1.0012	0.9776
9H	0.9967	0.9805
9I	0.9934	0.9777
9J	0.9084	0.8363
9K	0.9146	0.9863
9M	0.9967	0.9777
9N	0.9485	0.9398
9O	0.9560	0.9776
9P	0.9876	0.9795
9Q	0.9967	0.9776
9R	0.9970	0.9849
9S	0.9967	0.9776
9T	0.9934	0.9778
9U	0.9866	0.9811
9W	0.9460	0.9592
9X	0.9014	0.9776
9Z	1.0859	1.0222
Al	1.0628	0.9725
A2	1.0595	0.9776
A3	1.0619	0.9810
A4	1.0595	0.9776
A5	1.0628	0.9752
A6	1.0047	0.9673
A7	0.9500	0.9295
A8	1.0776	1.0076
A9	1.0257	1.0076
Bl	0.9198	0.8254
B2	0.9198	0.8252
B3	0.9198	0.8254
B4	0.9198	0.8460
B5	0.9198	0.8357
B6	1.0047	0.8758
B7	0.9743	1.0085
B8	0.9644	0.9941
B9	0.9690	1.0076
BB	1.0047	0.8655
Cl	1.0613	0.9919
C2	1.0668	1.0032
C3	1.0066	0.9919
C6	1.0162	1.0076
C7	1.0639	1.0022
C8	0.9463	0.9695
C9	0.9243	1.0076
Dl	1.0613	1.0022
D2	1.0182	1.0041
D3	0.9327	0.8259
D4	0.9638	0.8651
D5	0.9599	0.9776
D6	0.9566	0.9521
D7	0.9897	1.0074
D8	1.0189	1.0056
D9	1.0319	1.0076
El	1.0137	0.9737
E2	0.9836	1.0050
E3	1.0064	0.9776
E4	0.9584	0.9706
E5	1.0403	1.0037
E6	0.9656	0.9737
E7	0.9905	1.0037
E8	1.0180	0.9985
E9	0.9690	0.9801
EA	0.9755	1.0033
EB	0.9023	0.8278
EC	0.9604	1.0076
ED	1.0061	0.9805
EE	0.9951	0.9793
EF	1.0307	1.0063
EG	1.0307	1.0063
EH	0.9585	1.0018
EI	0.9966	0.9805
EJ	1.0329	1.0118
EK	0.9310	1.0050
EL	1.0481	0.9786
EM	0.9714	1.0135
EN	0.9934	0.9778
EO	0.9727	0.9633
EP	0.9486	0.9777
EQ	0.9740	1.0035
ER	1.0858	1.0032
ES	0.9796	1.0076
ET	0.9163	0.9774
EU	0.9617	0.9863
EV	1.0046	0.9628
EW	1.0104	1.0108
EX	0.9277	0.8955
EY	0.9746	0.9281
EZ	0.9230	0.8441
Fl	1.0230	0.9893
F2	1.0084	0.9737
F3	1.0071	0.9776
F4	0.9731	1.0074
F5	1.0087	0.9780
F6	1.0195	1.0076
F7	1.0804	0.9903
F8	0.8346	0.8083
F9	1.0350	1.0037
FA	1.0203	1.0008
FB	1.0213	1.0145
FC	1.0234	1.0039
FD	1.0241	1.0023
FE	0.9727	1.0008
FF	0.9709	1.0062
FG	0.9694	0.9858
FH	0.9708	1.0008
FI	0.9727	1.0008
FJ	0.9260	1.0008
FK	0.9727	0.9581
FL	0.9260	0.9633
FM	0.9755	1.0058
G1	0.9566	0.9673
G2	1.0047	0.9776
G3	1.0080	0.9776
G4	0.9566	0.9776
G5	0.9095	0.9671
G6	1.0231	0.9967
G9	1.0047	0.9776
HA	1.0595	0.9673
HB	1.0047	0.8655
HC	1.0639	0.9919
HD	1.0807	1.0031
HE	1.0286	1.0105
HF	0.9682	0.9875
HG	1.0047	0.9673
HK	1.0784	1.0076
HM	1.1360	1.0225
HN	1.0195	1.0076
HO	0.9714	1.0076
HP	1.0049	0.9919
HR	1.1304	1.0233
HS	1.0817	1.0022
HT	1.0743	1.0076
HU	1.0443	1.0165
HV	1.0907	1.0107
HW	1.0524	0.9681
HX	0.9500	0.9295
HY	0.8997	0.8921
I3	0.9909	1.0106
I4	0.9198	0.8442
I5	0.9677	1.0044
I6	1.0338	0.9745
I7	1.0022	1.0076
I8	0.9746	0.9916
I9	0.9851	1.0037
J3	1.0165	0.9849
J4	1.0108	0.9849
J5	1.0071	0.9778
J6	0.9714	0.9783
J7	0.9756	1.0085
J8	0.9666	0.9839
J9	1.1169	1.0283
Kl	1.0236	1.0076
K2	0.9663	0.9801
K3	1.0255	1.0080
K4	1.0817	1.0076
K6	0.9782	1.0054

Standard HMO
K7	0.9845	0.9966
K8	0.9749	0.9844
K9	0.9566	0.9521
KE	0.9275	1.0075
KF	1.0209	0.9776
KI	0.9727	1.0010
KJ	1.0203	1.0010
KK	0.9727	0.9583
KL	0.9763	0.9864
KM	0.9260	1.0010
KN	1.0961	1.0239
KO	1.0349	1.0079
KP	0.9039	0.9383
KQ	0.9695	0.9978
KR	1.0227	1.0075
KS	0.8981	0.9317
KT	1.0099	1.0021
KU	1.0336	1.0170
KV	1.0367	1.0101
KW	0.9177	0.9693
KX	1.0243	0.9776
KY	0.9836	1.0009
KZ	1.0231	1.0092
L1	0.9825	1.0061
L2	0.9599	0.9777
L3	0.9566	0.9777
L4	0.9128	0.9774
L5	0.9695	0.9776
L6	1.0177	0.9776
L7	1.0424	0.9756
L8	1.0243	0.9673
L9	0.9755	1.0076
Ml	0.9825	1.0061
M2	1.1361	1.0225
M3	1.0195	1.0108
M4	1.0195	1.0076
M5	1.0124	1.0054
M6	0.9749	0.9175
M7	0.9671	0.8754
M8	1.0231	1.0074
M9	1.0743	1.0078
Nl	1.0246	1.0076
N2	1.0211	1.0076
N3	1.0230	1.0076
N4	1.0066	1.0022
N5	1.0082	1.0022
N6	1.0099	1.0022
N7	1.0228	1.0076
N8	1.0294	1.0033
N9	1.0207	0.9916
NE	0.9242	0.9673
NJ	1.0185	0.9722
NM	0.9750	0.9966
NN	0.9230	0.9035
NO	1.0276	1.0118
NQ	0.9380	0.9802
NR	0.9495	0.9693
NX	0.9650	0.9708
NY	1.1012	1.0075
NZ	1.0563	1.0222
O1	0.9747	1.0076
O2	0.9714	0.9676
O3	0.9749	1.0076
O4	1.0195	0.9676
O5	0.9584	0.9864
O6	1.0327	1.0149
O7	1.0317	1.0033
O8	1.0050	0.9733
O9	0.9822	1.0076
P1	1.0121	0.9949
P2	0.9030	0.9396
P3	0.9649	0.9776
P4	1.0195	1.0186
P5	0.9095	0.9731
P6	1.0823	0.9838
P7	1.0273	1.0076
P8	0.9614	0.9828
P9	1.0165	0.9833
Q0	0.9461	1.0018
QP	1.0176	0.9848
Rl	1.0121	1.0052
R2	0.9749	1.0076
R3	0.9909	1.0076
R4	0.9003	0.9029
R5	1.0047	0.9777
R6	1.0047	0.9399
R7	0.8997	0.9025
R8	0.9640	1.0052
R9	0.9198	0.8412
S1	1.0973	1.0283
S2	1.0259	1.0091
S3	1.0485	1.0156
S4	0.9629	0.9295
S5	0.9198	0.8442
S6	1.0658	1.0022
S7	1.0085	1.0000
S8	1.0080	0.9777
S9	1.0080	0.9399
SI	0.9452	0.9590
SN	1.0111	1.0041
SO	0.9755	1.0061
SQ	0.9404	0.9955
SR	0.9872	1.0058
SS	0.9815	1.0046
Tl	1.0759	1.0076
T2	1.0776	1.0076
T3	1.0187	0.9985
T4	1.0156	0.9985
T5	1.0212	1.0078
T7	0.9229	0.9673
T8	1.0086	0.9833
T9	1.0245	1.0079
TA	0.9966	0.9894
TB	0.9929	0.9778
TC	1.0104	0.9780
TD	1.0164	1.0000
TE	1.1100	1.0239
TF	0.9965	0.9805
TQ	0.9856	1.0075
TR	1.0823	0.9888
TT	0.8910	0.8277
TU	0.9676	1.0000
TV	1.0211	1.0075
TW	0.9707	0.9742
TX	1.0811	1.0156
TY	0.9328	1.0067
TZ	0.9777	1.0084
Ul	1.0260	0.9805
U2	0.9599	0.9399
U3	0.9599	0.9673
U4	1.0778	1.0022
U5	0.9714	1.0106
U6	0.9750	1.0074
U7	0.9731	1.0085
U8	1.0263	1.0080
U9	1.0210	1.0141
UA	1.0790	0.9776
UB	0.9459	0.9733
UD	0.9707	1.0064
UE	1.0297	1.0026
UF	0.9540	0.9805
UH	1.0262	1.0110
UI	1.0080	0.8467
UJ	1.0080	0.7479
UK	0.9598	0.8467
UL	0.9598	0.7479
UM	0.9485	0.9805
UN	1.0228	0.7688
UO	1.0228	0.8722
UP	1.0075	0.9776
UQ	0.9746	0.8722
UR	0.9746	0.7688
US	1.0080	0.9122
UT	1.0080	0.7838
UU	0.9598	0.9122
UV	0.9598	0.7838
UW	1.0209	0.9400
UX	1.0209	0.8070
UY	0.9729	0.9400
UZ	0.9729	0.8070
Wl	1.0542	0.9681
W2	1.0067	1.0000
W3	0.9715	1.0128
W4	0.9287	0.9680
W5	1.0266	1.0095
W6	0.9649	0.9806
W7	0.9839	0.9941
W8	1.0162	0.9776
W9	0.9112	0.9774
X1	0.9638	0.8651
X2	0.9533	0.9295
X3	0.9500	0.9398
X4	0.9821	0.9058
X5	1.0231	1.0074
X6	1.0240	1.0076
X7	0.9095	0.9774
X8	1.0043	0.9779
X9	0.9095	0.9627
Yl	0.9145	0.9280
Y2	0.8997	0.9293
Y3	0.9145	0.9674
Y4	0.9178	0.9674
Y5	0.9714	0.9282
Y6	0.8997	0.9396
Y7	1.0047	0.9776
Y8	1.0228	1.0076
Y9	0.9985	1.0000
YY	0.9722	0.9837
YZ	0.9915	1.0098
Z9	1.0422	1.0075
ZA	1.0481	0.9673
ZB	0.9934	0.8655
ZC	1.0481	0.9673
ZG	0.9934	0.9673
ZK	1.0481	0.9776
ZM	1.0941	0.9903
ZN	0.9934	0.9776
ZO	0.9452	0.9776
ZS	1.0514	0.9776
ZZ	0.9870	0.9780

A.3 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 2000

Small Group HMO

Plan	Prof Factor	Inst Factor
C4	0.9958	1.0075
C5	0.9016	0.9893
Ql	0.9877	0.9749
Q2	0.9350	0.9367
Q3	0.8834	0.8703
Q4	0.8346	0.8179
Q5	0.9958	1.0103
Q6	0.9016	0.9921
Q7	0.8346	0.8179
Q8	0.9350	0.9747
QH	1.0092	0.9940
QI	0.9199	0.9700
QJ	0.9609	0.9934
QT	0.9867	1.0057
QU	0.8977	0.9898
QV	0.9001	0.9297
QW	0.9001	0.9297
QX	0.9476	0.9927
QY	0.9960	1.0086
QZ	0.9960	1.0086
VI	0.9926	0.9833
V2	0.9291	0.9335
V3	0.8135	0.8226
V4	0.7969	0.7147
V5	0.9971	0.9726
V6	0.9608	1.0101
V7	0.8944	0.8767
V8	0.9455	0.9726

Individual HMO
Plan	Prof Factor	Inst Factor
3N (Health Net 10)	0.9034	0.9014
3N (Health Net 10 Plus)	0.9034	0.9014
3P (Health Net 20)	0.8063	0.7079
3R (Health Net 35)	0.6831	0.6278
NS (Shasta 5)	0.9656	0.8895
NT (Shasta 15)	0.8399	0.8644
NU (HMO Advantage 10)	0.8901	0.8872
NV (Shasta Classic)	0.7842	0.7665
NW (Shasta 7)	0.9412	0.8810

Medicare Supplement HMO
Plan	Prof Factor
Medicare Conversion Plan J	1.2018
Medicare COB $0 Copay	1.1169
Medicare COB $5 and up Copay	0.6326

Medicare Supplement POS
Plan	Prof Factor
POS Medicare COB $0 Copay	1.1169
POS Medicare COB $5 and up Copay	0.6326

A.4 Benefit Plan Factors for PPG Standard POS Capitation and Standard POS Shared Risk Budgets

Effective January 1, 2000

Standard POS
Plan	Prof Factor	Inst Factor
AA	0.9452	0.9300
AB	1.0431	0.8885
AC	0.9660	0.9325
AD	0.9452	0.8996
AE	0.9313	0.9309
AF	0.9784	0.9315
AG	0.8981	0.9255
AH	0.9452	0.9325
AI	1.0238	0.9496
AJ	0.8981	0.9242
AN	0.9242	0.8420
AO	1.0269	0.9515
AR	1.0047	0.9014
AS	1.0811	0.8924
AT	1.0341	0.9489
AV	0.9789	0.8941
AW	0.9452	0.9325
AX	0.9275	0.9266
BA	0.9480	0.9247
BC	0.9747	0.9489
BD	0.9485	0.9489
BE	0.9566	0.9489
BF	0.8981	0.9475
BG	0.9095	0.9475
BH	0.9485	0.9486
BI	0.9747	0.9489
BJ	0.9747	0.9483
BK	1.0228	0.9504
BL	0.9966	0.9515
BM	0.9934	0.9289
BN	0.9095	0.9489
BO	0.9792	0.9478
BP	0.9095	0.9499
BQ	0.9774	0.9501
BR	0.9774	0.9501
BS	0.9485	0.8420
BT	0.9014	0.8420
BU	0.9747	0.9266
BV	0.9271	0.9286
BW	0.9492	0.9138
BX	0.9452	0.9014
BY	0.9501	0.8256
BZ	0.9590	0.9468
CA	0.9950	0.9448
CB	0.9983	0.9448
CC	0.9837	0.9448
CD	0.9870	0.9448
CE	0.9432	0.8441
CF	0.9465	0.8441
CG	0.9318	0.8441
CH	0.9351	0.8441
CI	0.8924	0.7791
CJ	0.8957	0.7791
CK	0.8811	0.7791
CL	0.8844	0.7791
CM	0.8440	0.7398
CN	0.8473	0.7398
CO	0.8326	0.7398
CP	0.8359	0.7398
CZ	1.0341	0.9496
DA	0.9566	0.9325
DB	0.9747	0.9489
DC	0.9566	0.9489
DD	0.9095	0.9475
DE	0.9714	0.9300
DF	0.9714	0.8996
DG	0.9243	0.9255
DH	0.9566	0.9325
DI	0.9566	0.9300
DJ	0.9095	0.9255
DK	0.9095	0.9274
DL	0.9714	0.9293
DM	0.9095	0.7851
DN	0.8643	0.7138
DO	0.9795	0.8941
DP	0.9777	0.9405
DQ	0.9892	0.9492
DR	0.9485	0.8680
DS	0.9747	0.9520
DT	0.9128	0.9481
DU	0.9014	0.9481
DV	0.9788	0.9577
DW	0.9747	0.9489
DX	0.9452	0.9300
DY	0.9566	0.9300
DZ	0.9886	0.9372
FN	0.9832	0.9247
FO	0.9832	0.9496
FP	0.9347	0.8485
FQ	0.9347	0.8471
FR	0.9808	0.9247
FS	0.9621	0.9254
FT	0.9619	0.9454
FU	0.9743	0.9499
FV	0.9813	0.9119
FW	0.9667	0.9416
FX	0.9565	0.9287
FY	0.9394	0.8970
FZ	0.9421	0.9429
GA	0.9485	0.9309
GB	0.9095	0.9499
GC	0.9791	0.9478
GD	0.9300	0.9485
GE	0.9242	0.9242
GF	0.9858	0.9489
GG	1.0245	0.9064
GH	0.9786	0.9489
GI	0.9242	0.9292
GJ	1.0269	0.9511
GK	0.9567	0.9483
GL	0.9746	0.9483
GM	0.9712	0.9065
GN	0.9251	0.9405
GQ	0.9242	0.9242
GR	0.9493	0.9060
GS	0.9094	0.9489
GT	1.0228	0.9504
GU	0.9242	0.9242
GV	0.9130	0.9309
GW	0.9624	0.9483
GX	1.0238	0.9489
GY	0.9688	0.9222
GZ	0.9884	0.9489
KA	0.9823	0.9425
KB	0.9730	0.9247
KC	0.9850	0.8643
KD	0.9789	0.9279
LA	0.9714	0.9300
LB	0.9566	0.9485
LC	0.9566	0.9300
LD	0.9714	0.8996
LE	0.9714	0.9305
LF	0.9714	0.9331
LG	0.9243	0.9255
LH	0.9566	0.9325
LI	0.9714	0.9068
LJ	0.9243	0.9242
LK	0.8981	0.8677
LL	0.9566	0.9300
LM	0.9452	0.9378
LN	0.9452	0.9397
LO	0.8948	0.9176
LP	0.9566	0.8996
LQ	0.9243	0.9291
LR	0.9714	0.9356
LS	0.9095	0.9255
LT	0.8658	0.7138
LU	0.9095	0.9242
LV	0.9584	0.9325
LW	0.9714	0.9325
LX	0.9095	0.7851
LY	0.9599	0.9485
LZ	0.8643	0.7138
NF	0.8623	0.8885
NP	0.9777	0.9405
OA	0.9452	0.9276
OB	0.9452	0.9276
OC	0.9452	0.8420
OD	0.9128	0.8481
OE	0.9112	0.8481
OF	0.9714	0.9065
OG	0.9492	0.9138
OH	0.9751	0.9356
OI	0.9942	0.8972
OJ	0.9610	0.9325
OK	0.8981	0.8420
OL	0.9452	0.9500
OM	0.9452	0.9468
ON	0.9452	0.9276
OO	0.9452	0.9303
OP	0.9452	0.9276
OQ	0.9452	0.9300
OR	0.9460	0.8256
OS	0.9452	0.9533
OT	1.0098	0.9405
OU	0.9526	0.9484
OV	0.9124	0.9286
OW	0.9452	0.9309
OX	0.9452	0.8654
OY	0.9452	0.9276
OZ	0.9452	0.9313
PA	0.9452	0.9323
PB	0.9307	0.8654
PC	0.9452	0.8420
PD	0.8981	0.8420
PE	0.9453	0.9465
PF	0.9960	0.9312
PG	1.0367	0.9405
PH	0.9501	0.8256
PI	0.9492	0.9099
PJ	0.9714	0.9473
PK	0.9566	0.9325
PL	0.9340	0.8680
PM	0.9485	0.9276
PN	0.9452	0.9498
PO	0.9485	0.9303
PP	1.0313	0.9405
PQ	0.9452	0.8554
PR	0.9485	0.9282
PS	0.9934	0.9014
PT	0.9340	0.8680
PU	0.9933	0.9002
PV	0.9095	0.8420
PW	1.0270	0.9511
PX	0.9714	0.9287
PY	0.9599	0.8420
PZ	0.9128	0.8420
XA	0.9452	0.8275
XB	0.8298	0.9195
XC	0.9451	0.9022
XD	0.9566	0.8328
XE	0.9422	0.7891
XF	0.9452	0.8275
XG	1.0793	0.9494
XH	0.9746	0.8962
XI	1.0793	0.9298
XJ	0.8981	0.8275
XK	0.9782	0.8426
XL	0.9942	0.8972
XM	0.9451	0.9022
XN	0.9452	0.9183
XO	0.8564	0.9195
XP	0.9819	0.8661
XQ	0.8981	0.7513
XR	0.8493	0.9195

Standard POS
XS	0.9681	0.7837
XT	0.9452	0.9022
XU	0.9452	0.8934
XV	0.9452	0.9113
XW	0.9452	0.9229
XY	0.9782	0.8502
XZ	0.9966	0.9289

A.4 Benefit Plan Factors for PPG Small Group POS Capitation and Small Group POS Shared Risk Budgets
Effective January 1, 2000

Small Group POS

Plan	Prof Factor	Inst Factor
QA	0.9877	0.9427
QB	0.9350	0.8421
QC	0.8346	0.7381
QD	0.9442	0.8422
QE	0.9946	0.9427
QF	0.9442	0.8368
QG	0.9946	0.9427
QK	0.8582	0.8865
QQ	0.8582	0.7796
QR	0.9748	0.9067
QS	0.9278	0.8813

B.                                    Age/Sex and Benefit Plan Factors for Pharmacy Budgets:

B.1 Age/Sex Factors for Pharmacy Budgets Effective January 1, 2000

Age	Male	Female
0	0.231	0.231
1	0.366	0.366
2 - 4	0.323	0.323
5 - 9	0.289	0.289
10 - 14	0.276	0.276
15 - 19	0.408	0.408
20 - 24	0.280	0.714
25 - 29	0.382	0.868
30 - 34	0.547	0.919
35 - 39	0.756	1.067
40 - 44	0.974	1.265
45 - 49	1.295	1.654
50 - 54	1.746	2.198
55 - 59	2.133	2.573
60 - 64	2.610	3.000
65+	3.175	3.467

B.2 Benefit Plan Factors for Pharmacy Budgets Effective January 1, 2000

Plan	Factor
01	1.3376
02	1.1000
03	0.6448
04	1.1000
05	0.7255
06	1.1102
07	0.6448
08	1.1000
09	1.1000
0A	1.7495
0B	1.6378
0C	1.7578
0D	1.6457
0E	1.7827
0F	0.5134
0G	0.9368
0H	0.7255
0I	0.8948
0J	1.7578
0P	1.1577
0R	1.1577
0S	1.0470
0T	0.6771
0U	1.1577
0V	1.1577
OW	0.7232
0X	0.9409
0Y	0.6411
0Z	1.0945
10	0.7564
11	0.5166
12	0.4105
13	0.4806
14	0.5590
16	1.0821
17	0.6411
18	0.7292
19	1.1000
1A	1.6037
1B	1.5013
1C	1.6115
1D	1.5087
1E	1.1102
IF	1.1102
1G	0.7412
1H	0.7412
1I	1.1102
1J	0.7564
IK	1.1102
1L	0.8989
1M	0.7564
1N	0.8625
1O	0.6845
1P	0.5991
1Q	1.1000
1R	0.9368
1S	1.0945
1T	1.1157
1U	0.9119
1V	1.1000
1W	1.1102
1X	0.8989
1Y	1.2135
1Z	1.1000
20	0.7292
23	0.9368
24	1.1157
26	1.1000
2A	1.4635
2B	1.3699
2C	1.4704
2D	1.3768
2E	1.4912
2F	0.9409
2G	0.6448
2H	1.1000
2I	0.6448
2J	0.6882
2L	1.1761
2M	1.1157
2N	1.1157
2O	0.7412
2P	1.1577
2Q	1.1102
2R	1.1102
2S	0.8989
2T	0.7292
2U	0.8989
2V	0.7269
2W	0.8989
2X	0.6448
2Y	0.7269
2Z	1.2135
30	1.1102
31	1.1102
32	0.7255
33	0.7269
34	1.1102
35	1.1102
36	1.1102
37	1.1102
38	1.2135
39	0.8791
3A	1.3311
3B	1.2458
3C	1.3376
3D	1.2518
3E	1.1311
3F	1.3376
3G	1.3311
3I	0.8989
3J	0.8989
3K	1.1157
3L	0.6448
3M	0.8671
3N	1.2135
30	1.4704
3P	0.8989
3Q	1.4912
3R	0.6882
3S	0.5166
3T	0.7292
3U	1.6378
3V	0.7255
3X	0.7398
3Y	0.9967
3Z	0.5590
40	0.7292
41	0.9119
42	1.1637
46	1.1637
47	1.3588
48	0.9368
49	1.2310
4A	1.2080
4B	1.1305
4E	1.2015
4F	1.2836
4G	1.1000
4H	1.1000
4I	1.1102
4K	1.0032
4L	1.0945
4M	0.9917
4N	0.9331
4P	0.9548
4Q	0.9548
4R	1.1000
4S	1.1102
4T	1.1000
4U	0.7398
4V	1.0945
4W	1.2135
4X	1.1000
4Y	0.7269
51	0.7255
52	0.7292
53	0.6448
54	0.5166
55	0.7292
56	0.6448
57	0.5166
58	0.7255
59	0.6448
5A	1.0945
5B	1.1157
5C	1.1000
5D	1.0299
5E	1.0834
5F	1.1577
5G	1.1637
5H	1.1798
5I	1.1180
5J	0.6005
5K	1.1821
5L	1.1577
5M	1.1000
5N	1.0834
5O	0.7292
5P	1.1577
5Q	0.5973
5R	0.7292
5S	0.7255
5T	1.1000
5U	1.1157
5V	1.1000
5W	1.1157
5X	0.7412
5Y	0.7412
52	1.7495
61	1.1102
62	1.1102
63	1.7578
64	0.9409
65	0.7292
66	1.1637
67	1.1637
68	1.1000
69	0.8989
6A	0.9917
6B	1.1157
6C	0.9967
6D	1.0945
6E	0.9750
6F	1.0424
6G	0.6005
6H	1.1577
6I	1.1102
6J	1.1102
6K	0.8989
6L	0.8989
6M	1.1180
6N	1.1180
6O	1.1102
6P	1.0424
6Q	0.9280
6R	1.1637
6S	0.8805
6T	1.1102
6U	1.1102
6V	1.1102
6W	1.1102
6X	1.1102
6Y	1.7578
6Z	1.2241
71	1.1102
72	1.1102
73	0.8948
74	1.1102
75	0.9368
76	0.8989
77	0.9368
78	0.9409
79	0.8948
7A	0.8948
7B	0.8371
7C	0.8989
7D	0.8768
7E	0.8768
7F	0.9368
7G	0.9409
7H	1.1102
7I	1.1102
7J	0.9409
7K	0.9368
7L	0.8989
7M	0.8371
7N	0.9368
7O	0.8989
7P	0.8948
7Q	0.7527
7R	1.7578
7S	1.7578
7T	1.1102
7U	1.1102
7V	1.1102
7W	1.1102
7X	1.1102
7Y	1.1102
7Z	1.7495
82	1.1000
8A	1.1102
8B	0.8989
8C	0.8948
8E	0.7869
8F	0.8404
8G	1.1102
8H	1.0032
8I	0.8989
8J	0.8989
8K	0.8989
8L	l.6115
8M	0.9986
8N	0.9548
8P	1.1000
8R	1.7864
8S	1.0618
8T	0.5590
8U	1.6346
8V	1.1637
8X	0.6448
8Y	0.7255
8Z	0.7527
88	1.1000
9I	1.2135
92	1.1577
93	0.7292
96	0.9368
9A	0.7232
9B	0.6771
9C	0.7269
9D	0.7232
9E	0.7048
9F	0.7527
9G	0.7564
9H	0.7675
9I	0.7269
9J	0.7232
9L	1.7495
9M	0.6411
9N	0.7048
9O	0.6448
9P	0.6411
9Q	0.6411
9R	0.7527
9S	0.6411
9T	0.9409
9U	1.2135
9W	0.6448
9X	1.1102
9Y	1.1000
9Z	1.0424
AA	1.0116
AB	0.9183
AC	0.7772
AD	0.6638
AE	0.8309
AF	0.7141
AG	0.6903
AH	0.6059
AI	1.7578
AJ	1.1917
AK	1.2496
AL	1.1482
AM	1.0887
AN	0.9926
AO	0.9637
AP	0.8186
AQ	0.7977
AS	0.7193
AT	0.7772
AU	0.9026
AV	1.3840
AW	0.7772
AX	0.7772
AY	1.1917
AZ	1.0534
Bl	0.7292
B2	0.7564
B3	0.7564
B4	0.7292
B5	0.8989
B6	1.1798
B7	1.1637
B8	0.7255
B9	0.7255
BC	0.7772
BP	0.7193
C2	0.6536
C3	0.6536
C5	0.9091
C7	0.7292
C8	0.7292
C9	0.7412
CA	0.7773
CB	1.3561
CC	0.7141
CD	1.1474
CE	0.8060
CG	1.1000
CH	1.2769
CI	1.1917
CJ	0.7193
CK	1.1483
CL	1.1483
CM	0.6637
CN	0.5618
CO	0.9927
CP	09707
CQ	1.1483
CR	1.2496
CS	1.3561
CT	0.9639
CU	0.5527
CV	1.1483
CW	0.6637
CX	0.6454
CY	0.9449
CZ	0.9767
Dl	0.7412
D2	0.7292
D3	0.7689
D4	0.7689
D5	0.7689
D6	0.7195
DA	0.6638
DB	0.7772
DC	0.5528
DD	0.5295
DE	0.6854
DG	0.6638
DM	1.1000
DN	0.7397
DP	0.8060
DQ	0.5428
DR	0.5428
DX	1.1290
DY	0.7594
DZ	0.7041
E2	0.7721
E3	0.8989
E5	0.7412
E7	1.1157
Fl	0.7292
F3	0.7412
F4	0.7292
F7	0.7398
HA	1.0084
HB	0.7896
HC	0.8060
HE	0.9767
HF	1.1000
HG	0.6353
HH	1.1917
HI	0.7194
HJ	0.9927
HK	1.1665
HL	0.5527
HM	1.7144
HN	1.1483
HO	0.7773
HP	1.2051
HR	1.1917
HS	0.7773
HT	0.7124
HU	0.6669
HV	0.7489
HX	1.4705
HY	0.9928
I2	1.0106
13	0.6171
15	0.6357

Pharmacy
I8	1.1798
I9	0.6448
JA	1.0888
JB	0.7194
JD	0.6637
JF	0.8060
JG	0.6537
JH	0.6854
JI	0.8585
JJ	0.8046
JN	0.6291
K1	0.7772
K3	0.7667
K6	0.9637
K9	0.7977
L1	0.6915
L6	1.1752
LI	0.6915
OE	1.5744
OH	1.7578
P3	0.5134
P4	0.6517
P9	1.1157
PA	0.7772
Q0	0.9653
Q4	0.7255
Q7	0.8141
Q8	0.9010
R2	1.3561
R5	0.7667
R6	0.7667
S1	1.1277
S2	1.8025
S3	0.8768
S4	1.6378
S5	1.1102
S6	1.1102
S7	1.7578
S8	0.8768
S9	1.7495
T2	0.6059
T7	0.6638
T8	0.7386
T9	0.6352
U8	0.7772
V0	0.8793
V2	0.7772
V3	1.1917
V4	0.9926
V5	0.7772
V6	0.6059
V7	0.6638
V8	0.6352
V9	0.9637
VA	0.8585
VB	0.6495
VC	0.5783
VD	0.7300
VE	0.6592
VS	0.7300
VT	0.8585
VU	0.5428
VV	0.4657
W7	0.9589
X0	0.7397
X2	0.7772
X5	0.6637
X6	0.7772
X8	1.3563
X9	0.9767
Y0	0.8060
Yl	1.1000
Y3	0.9632
Y4	0.6537
Y6	0.7141
Z0	1.1000
Z6	0.9927
Z8	0.5403

ADDENDUM B.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/00

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS – Drugs	***	***	***
AIDS – Facility Component	***	***	***
AIDS – Professional Component	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
•
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
COSMETIC SURGERY	***	***	***
(Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
•
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES	***	***	***
(When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS -	***	***	***
Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES. SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF &GIFT	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc...	***	***	***
Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc...	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem. Strips, Lancet, Needles, Syringes	***	***	***
• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of responsibility have been deleted.

ADDENDUM C

MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF SERVICE (POS) BENEFIT PROGRAMS

NOT APPLICABLE TO THIS AGREEMENT

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

ADDENDUM D

Provider does not Participate in the PREFERRED PROVIDER ORGANIZATION (PPO) Program

Provider does not Participate in the EXCLUSIVE PROVIDER ORGANIZATION (EPO) Program

POINT OF SERVICE (POS)

BENEFIT PROGRAMS

PPG understands that Affiliates or Payors contracted with HNI who are qualified may provide PPO, EPO and POS Benefit Programs. HNI shall provide PPG with a listing of all such Payors, as updated from time to time by HNI.  Notwithstanding any provision in this Agreement, PPG and Member Physicians understand and agree that each Payor is solely responsible for paying PPG and/or Member Physicians for those individuals to whom Payor provides health care coverage.  In no event shall HNI or any HNI Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Payor.

A.                                   BENEFIT PROGRAM REQUIREMENTS

PPG agrees:

1.                                       That all Member Physicians will comply with the terms and conditions of this Addendum, the terms of the applicable Benefit Programs, and of the Operations Manual.

2.                                       To comply with HNI efforts to provide Case Management.  PPG agrees to provide PPG’s written treatment plan within five (5) working days of receipt of request from HNI.  A treatment plan includes a statement of diagnosis, current patient condition, current or proposed treatment, and anticipated outcomes.

3.                                       That if PPG admits or arranges for an inpatient admission to a non-Participating Provider or facility for an elective procedure, PPG shall document that PPG has given such Member prior notice of the following:

a)                                      Provider or facility is non-participating;

b)                                     The non-Participating Provider or facility will not be restricted to seeking payment only from HNI; and

c)                                      The non-Participating Provider or facility may bill the Member for amounts other than deductibles, Copayments, and medical services not covered under the Member’s Coverage Certificate.

4.                                       That PPG may appeal a Utilization/Care Management decision as set forth in the Operations Manual.

5.                                       HNI agrees that any determination under the Utilization/Care Management Program that a Member’s services rendered by PPG were not Medically Necessary shall not retroactively affect PPG’s right to payment hereunder if such services were authorized by HNI prior to admission and the information provided

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

by PPG to HNI regarding the Member’s medical condition was substantially true and accurate.

B.                                    POINT OF SERVICE BENEFIT PROGRAMS

1.                                      Benefit Program Design.  Under a Point of Service Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize either: (1) HMO coverage through their selected or assigned PCP; (2) optional Preferred Provider Organization (“PPO”) coverage available through PPO Participating Providers; or (3) other indemnity coverage through either non-Participating Providers, or Participating Providers where other Benefit Program Requirements are not met.

2.                                      Compensation Method.  PPG shall render Contracted Services on a fee-for-service basis to Members of HNI’ Point of Service Benefit Programs covered under the PPO option of such Benefit Programs.  As compensation for rendering such Contracted Services, PPG shall be paid the fee-for-service compensation rates set forth in Addendum E.  Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement.

C.                                    MEDICARE SELECT BENEFIT PROGRAMS

1.                                      Medicare Select Programs.  Under the Medicare Select Programs PPG shall accept Medicare assignment from Members for Contracted Services covered under the Medicare Program, and shall bill and accept payment from Medicare as payment in full for such services, except for applicable Copayments and deductibles.  PPG shall bill HMO and not Members for such Copayments and deductibles or for Contracted Services rendered that are not covered under Medicare, but which are covered under the applicable Medicare Select Program.  PPG shall submit claims to HMO in accordance with the terms of the Agreement.

2.                                      Compensation for Medicare Select Members.  PPG shall be paid the fee-for-service compensation rates as set forth in Addendum E of the Agreement for Contracted Services rendered under the Medicare Select Program.

ADDENDUM E

FEE -FOR-SERVICE COMPENSATION SCHEDULE

PPG or Member Physician shall be compensated for non-capitated Contracted Services, less applicable Copayments, in an amount equal to the lesser of: (a) ninety percent (90%) of the Medicare allowable charges based on the Medicare Resource Based Relative Value Scale (RBRVS) unit values and HCFA Geographical Practice Cost Indices as published in the most current published edition of the Federal Register; (b) *** of PPG’s allowable billed charges; or (c) such other fee schedules as may be established or adopted from time to time by HNI.

For “by report” procedures, procedures not listed, or procedures with relativities not established in RBRVS, PPG shall be compensated at *** of PPG or the Participating Provider’s billed charges, less any applicable Copayment.

Anesthesiology Services:

PPG or Participating Provider shall be compensated for Contracted Services at (a) $29.90 per unit value in the American Society of Anesthesiology Relative Value study or (b) seventy-five percent (75%) of the Participating Provider’s billed charges, whichever is less.

Assistant Surgeons:

PPG or Participating Provider shall be compensated for Contracted Services at twenty percent (20%) of the surgeon’s reimbursement as determined above.

Total Obstetrical Care:  (for HMO Benefit Programs)

Services included in global reimbursement (professional and technical component):

Total OB care, vaginal delivery	*** global rate
Total OB care, Cesarean delivery	*** global rate

Services included in global reimbursement for total OB care:

office visits (sick care as well as routine)

consultations including initial OB consultation

emergency department visits

therapeutic injections

amniocentesis

fetal contraction stress test

fetal non-stress test

fetal monitoring, including initiation or supervision

version

delivery of placenta

ultrasound

laboratory tests

venipuncture

specimen collection and laboratory supplies

educational materials/nutritional counseling

OB standby

other services which do not warrant extra charge: delivery of twins/multiple births, physician’s supervision of home care, hospitalization during pregnancy for conditions such as pre-clempsia, HTN

Antepartum care only:

First trimester only	***
Second trimester only	***
First and second trimester only	***
Third trimester excluding delivery	***
Third trimester including delivery	***

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM F

MEDI-CAL BENEFIT PROGRAM

NOT APPLICABLE TO THIS AGREEMENT

ADDENDUM G

CHAMPUS/TRICARE AND OTHER GOVERNMENT BENEFIT PROGRAMS

PPG understands and agrees that the obligations of HNI set forth in this Addendum are the obligations of Foundation Health Federal Service Inc., an Affiliate of HNI (“FHFS”), and not obligations of HNI, or any other Affiliate of HNI.  FHFS may contract with the United States Department of Defense (“DoD”) to arrange for the provision of health and administrative services to certain Members of the Civilian Health and Medical Program of the Uniformed Services (“CHAMPUS), and may contract with other local, State or federal agencies to arrange for the provision of health, administrative and certain other services to the Beneficiaries of other local, State and/or federal programs.

A.                                    CHAMPUS/TRICARE DEFINITIONS

1.                                      Member (Beneficiary).  A person who is eligible to receive Covered Services under the FHFS Benefit Program included in this Addendum, including a newborn baby who is a dependent of Member during the first 120 days following the baby’s birth and/or 120 days following legal adoption.

2.                                      Copayment and Cost Shares.  That portion of the cost of Covered Services that a Member is obligated to pay under a particular Benefit Program, including a deductible and co-insurance.  A Copayment is a fixed dollar amount.  A Cost Share is a percentage of the applicable Participating Provider contract rate.  FHFS will advise Participating Providers of the amounts or methods by which Copayments and/or Cost Shares may be determined and/or as outlined in the TRICARE Network Provider Manual.

3.                                      Primary Care Manager (PCM).  PCM is a TRICARE Prime military/civilian network PPG or network clinic site, or clinic site at a Military Treatment Facility (MTF) whose primary responsibility is to coordinate and manage the delivery of Covered Services to Members selected or assigned to such PPG.

4.                                      Supplemental Care.  FHFS will work with MTF (Military Treatment Facility) Commanders to define Supplemental Care needs and to extend CHAMPUS/TRICARE contract rates to the MTF’s for those services.

B.                                    CHAMPUS/TRICARE PROGRAMS AND REGULATIONS

1.                                      CHAMPUS/TRICARE Programs.  CHAMPUS/TRICARE Programs are those services and benefits which require the use of the services of a contracted medical provider network and are purchased by the United States Government through the authorized agency pursuant to Chapter 55 of Title 10 of the United States Code and the regulations promulgated thereunder.

2.                                      CHAMPUS/TRICARE Regulations.  FHFS is obligated to comply with all applicable CHAMPUS/TRICARE regulations, operations manuals, Automated Data Processing manuals, policy manuals and the prime contract technical proposals, and with the American Disabilities Act.  These documents provide a comprehensive description of the applicable CHAMPUS/TRICARE program benefits and operational requirements.  The parties to this Addendum acknowledge that all services rendered by PPG hereunder are governed by such requirements.  FHFS shall provide PPG with all information regarding such requirements as necessary for proper compliance.

3.                                      CHAMPUS/TRICARE Term.  Term of this Agreement will remain in effect as defined in Section 6.1, unless the term of Foundation Health Federal Services’ prime contract expires or is pursuant to termination by the Government of Foundation Health Federal Services’ prime contract to provide health services.

C.                                    OTHER GOVERNMENTAL PROGRAMS.  FHFS may contract with local, State or federal entities to provide medical delivery programs such as universal health care programs, or other Benefit Programs for which FHFS has contracted with a Payor to provide Participating Provider networks, or certain Covered Services.  PPG shall render Contracted Services covered under such other governmental benefit programs, and shall bill and accept payment from FHFS or a Payor as payment in full for such services, except for applicable Copayments as set forth in this Addendum.

D.                                    PROVIDER OBLIGATIONS

1.                                      Contracted Services.  PPG shall provide Covered Services to Members of CHAMPUS/TRICARE, CHAMPUS/TRICARE Supplemental Care in accordance with the terms and conditions of those programs.  PPG shall be solely responsible for the quality of Covered Services rendered by PPG to Members.  PPG must be contracted and accept assignment for both CHAMPUS/TRICARE and Medicare as Participating Providers in order to render services to CHAMPUS/TRICARE Members.  FHFS shall provide PPG with the Benefit Program Requirements of the CHAMPUS/TRICARE, and CHAMPUS/TRICARE Supplement.  Such Benefit Program Requirements may include Utilization Care Management Program and Quality Improvement Program requirements with which PPG shall comply in rendering Covered Services under this Agreement.  PPG and/or office staff is obligated to attend a PPG seminar and/or agree to have read the TRICARE Network Provider Manual prior to rendering Covered Services under this Agreement.  Participating Providers shall monitor the accessibility of care to Enrollees, and adhere to the following standards: a) office wait times for non-emergencies shall not exceed 30 minutes; b) wait times for appointments shall not exceed 4 weeks for well visits, 1 week for routine visits, nor 1 day for acute illness.  Participating Providers shall comply with the FHFS’ reasonable efforts to monitor and evaluate same.

2.                                      Specialty Providers.  FHFS requires all specialty providers to request a CHAMPUS/TRICARE Prime Member to sign a release of medical information at each visit, to include ancillary services associated with each visit whereby the PCM and/or the MTF Commanders are designated as the recipients of the medical records.  Specialty providers are required to submit the medical records to the PCM and/or MTF Commander within 14 days for all routine referrals.

3.                                      Eligibility.  Except in an Emergency, PPG shall verify the eligibility of Members before providing Covered Services.  FHFS shall make a good faith effort to confirm the eligibility of any Member when such is in question.  Eligibility of all CHAMPUS/TRICARE and other governmental program Members may be verified by the designated agent of such program (e.g., Defense Enrollment Eligibility Reporting System).  However, if the designated agent initially indicates that a patient is a Member under the applicable CHAMPUS/TRICARE or other governmental program, and that patient is later determined to be ineligible at the time of service, then FHFS shall deny any claims for payment due to non-eligibility, and PPG may seek compensation from the patient or the patient’s other health insurance coverage.

4.                                      Access Requirements.  When required by a particular CHAMPUS/TRICARE program, PPG understands that the Military Treatment Facility (MTF) is the first resource for health care for CHAMPUS/TRICARE Members, and that Members gain access to the civilian CHAMPUS/TRICARE provider network only through referral of the Health Care Finder Program, or a Member’s Primary Care Manager (“PCM”), in coordination with the Health Care Finder (HCF) Program.  PPG agrees to provide services to CHAMPUS/TRICARE Members for non-emergency services only after obtaining appropriate Referral by Member’s PCM, and/or prior authorization through the HCF Program.

5.                                      Benefit Program Phase-Out.  PPG agrees to use its best efforts to submit all CHAMPUS/TRICARE claims within 30 days from date of service or discharge during the Phase-out period of a DoD prime contract.

6.                                      Active Duty Personnel.  When required under a DoD prime Contract, PPG shall render Covered Services to United States military active duty personnel and seek compensation from the appropriate service organization at the same rates as provided in this Addendum.  If the Active Duty Service Member is enrolled in TRICARE Prime under the Geographic Separate Unit (GSU)  Program Provider shall seek compensation from FHFS

7.                                      CHAMPUS/TR1CARE Quality and Utilization Review Programs.  PPG agrees to comply with all provisions of the CHAMPUS/TRICARE Quality and Utilization Review programs, including the provision of medical records and other documentation for cases being reviewed by FHFS or another CHAMPUS/TRICARE contractor in compliance with these programs.  PPG further authorizes such CHAMPUS/TRICARE National Quality Monitoring Contractors to release all review data obtained through medical record and other document audit to FHFS. (Per TRICARE Network Provider Manual, approved by DoD.)

8.                                      Prior Authorization and Referrals.  Unless a particular Benefit Program or Utilization/Care Management Program contains no such requirement, and except in an Emergency, PPG agrees not to seek payment from FHFS or a Payor for Covered Services rendered to a Member unless Prior Authorization or a Referral was obtained for the rendering of such services.  Such Prior Authorization or Referral may be issued by FHFS, or the applicable Payor.  If Prior Authorization or a Referral cannot be obtained, PPG agrees to notify FHFS or the applicable Payor and the appropriate Participating Provider, as applicable, as soon as possible, but no later than twenty-four (24) hours after providing the Covered Services, or ordering the other Covered Services, or on the next working day. (See TRICARE Network Provider Manual.)

9.                                      Conditions for Reimbursement for Non-Covered Services.  Neither a Member nor FHFS, nor any Payor shall be liable to pay PPG for any Contracted Services rendered by PPG to a Member which is determined under a Utilization/Care Management Program not to be Medically Necessary, Provided, however, PPG may bill a Member for non-Covered Services rendered by PPG to such Member only if the Member is notified in advance that the services to be provided are not Covered Services under the Member’s Benefit Program and the Member requests in writing that PPG render the non-Covered Services prior to the rendition of such services.

10.                               Coordination of Benefit.  Notwithstanding any other provision of this Agreement, PPG agrees to conduct Coordination of Benefits in accordance with the policies and procedures established by FHFS or a Payor for the applicable Benefit Program.  PPG shall not bill Member for any portion of Covered Services not paid by the primary carrier when FHFS or a Payor is the secondary carrier, but shall instead seek compensation from FHFS or Payor for such service.  When a Member has coverage which is primary through another carrier, then FHFS’ or a Payor’s compensation to PPG shall be limited to the difference between the amount paid by the primary carrier and the contract rates, including Copayments and cost shares.

11.                               Name or Logo.  In no event shall PPG market or advertise the CHAMPUS/TRICARE Program or other governmental programs without the prior written consent of FHFS.

E.                                      CHAMPUS PRIME AND EXTRA BENEFIT PROGRAMS AND COMPENSATION

1.                                      Fee-for-Service Contracted Services.  PPG shall render Contracted Services to Members of CHAMPUS/TRICARE Programs, including the TRICARE Prime and TRICARE Extra Programs and shall accept as payment in full, the lesser of: a negotiated percentage of CMAC [CHAMPUS Maximum Allowable Charges, not to exceed one hundred percent (100%) of such charges], or the rates set forth in this Addendum G for Covered Services and all other services (including payment for any and all sales, use or other applicable taxes on the sale or delivery of medical services) rendered under this Agreement to Members, less Copayment or Cost Share amounts payable by Members in accordance with the Benefit Program.  Such compensation shall be paid within 30 working days of receipt by FHFS of a complete and accurate claim for Contracted Services rendered to a Member in accordance with the provisions of this Agreement.  In the case where preauthorization is required, but not obtained prior to services being rendered, the claim will be denied.

2.                                      Compensation.  Compensation to PPG for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 90% of the CHAMPUS Maximum Allowable Charges or 75% of billed charges for those services which have a defined Allowable.  If there is no CMAC reimbursement defined for a procedure code, reimbursement will be at the lesser of 75% of billed charges or 90% of the CHAMPUS area prevailing rates.  Services for which a procedure code has not been assigned, or are unvalued by CHAMPUS/TR1CARE, compensation will be the lesser of Average Wholesale Price minus fifteen percent (AWP - 15%) or 75% of billed charges.

3.                                      Recoupment.  In accordance with Section 4.3 (d) of this Agreement, FHFS shall have the right to conduct recoupments from PPG for amounts owed to FHFS per the CHAMPUS Operations Manual.

The above rates reflect reimbursement for medical surgical services ONLY.

(These rates DO NOT include any Behavioral Health Units).

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM H

OCCUPATIONALLY ILL/INJURED OR WORKERS’ COMPENSATION BENEFIT PROGRAMS

NOT APPLICABLE TO THIS AGREEMENT